PROSPECTUS	MAY 1, 2005

AMERICAN SKANDIA TRUST

One Corporate Drive, Shelton, Connecticut 06484

American Skandia Trust (the “Trust”) is an investment company made up of 37 separate portfolios (“Portfolios”). This prospectus discusses the following 16 portfolios:

AST JPMorgan International Equity Portfolio

AST MFS Global Equity Portfolio

AST DeAM Small-Cap Growth Portfolio

AST Federated Aggressive Growth Portfolio

AST Small-Cap Value Portfolio

AST DeAM Small-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Neuberger Berman Mid-Cap Growth Portfolio

AST T. Rowe Price Natural Resources Portfolio

AST MFS Growth Portfolio

AST Marsico Capital Growth Portfolio

AST DeAM Large-Cap Value Portfolio

AST Cohen & Steers Realty Portfolio

AST Global Allocation Portfolio

AST T. Rowe Price Global Bond Portfolio

AST PIMCO Limited Maturity Bond Portfolio

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies (“Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies. Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by its Board of Trustees, to change sub-advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under “Management of the Trust.”

TABLE OF CONTENTS

Caption
3	RISK/RETURN SUMMARY
13	PAST PERFORMANCE
23	FEES AND EXPENSES OF THE PORTFOLIOS:
24	INVESTMENT OBJECTIVES AND POLICIES:
25	AST JPMORGAN INTERNATIONAL VALUE PORTFOLIO:
26	AST MFS GLOBAL EQUITY PORTFOLIO:
27	AST DeAM SMALL-CAP GROWTH PORTFOLIO:
28	AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:
29	AST SMALL-CAP VALUE PORTFOLIO:
31	AST DeAM SMALL-CAP VALUE PORTFOLIO:
32	AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:
34	AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
35	AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:
36	AST MFS GROWTH PORTFOLIO:
37	AST MARSICO CAPITAL GROWTH PORTFOLIO:
38	AST DeAM LARGE-CAP VALUE PORTFOLIO:
40	AST COHEN & STEERS REALTY PORTFOLIO:
41	AST GLOBAL ALLOCATION PORTFOLIO:
43	AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:
45	AST PIMCO LIMITED MATURITY BOND PORTFOLIO:
49	PORTFOLIO TURNOVER:
49	NET ASSET VALUE:
49	PURCHASE AND REDEMPTION OF SHARES:
50	MANAGEMENT OF THE TRUST:
59	TAX MATTERS:
59	CERTAIN RISK FACTORS AND INVESTMENT METHODS:
F-1	FINANCIAL HIGHLIGHTS

RISK/RETURN SUMMARY

American Skandia Trust (the “Trust”) is comprised of thirty-seven investment portfolios (the “Portfolios”). The Portfolios are designed to provide a wide range of investment options. Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). Some of the Portfolios offer potential for high returns with correspondingly higher risk, while others offer stable returns with relatively less risk. It is possible to lose money when investing even in the most conservative of the Portfolios. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio’s potential investments and its risks is included in this Prospectus under “Investment Objectives and Policies.”

International and Global Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
JPMorgan International Equity	Capital growth	The Portfolio invests primarily in equity securities of foreign companies.
MFS Global Equity	Capital growth	The Portfolio invests primarily in equity securities of U.S. and foreign issuers.

Principal Investment Strategies:

The AST JPMorgan International Equity Portfolio (formerly, the AST Strong International Equity Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The Portfolio seeks to meet its investment objective by investing its total assets in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States. The Sub-advisor intends to focus on companies with an above-average potential for long-term growth and attractive relative valuations. The Sub-advisor selects companies based on five key factors: growth, valuation, management, risk, and sentiment. In addition, the Sub-advisor looks for companies with the following characteristics: (1) a distinguishable franchise on a local, regional or global basis; (2) a history of effective management demonstrated by expanding revenues and earnings growth; (3) prudent financial and accounting policies; and (4) an ability to capitalize on a changing business environment.

The Portfolio will normally allocate assets among a variety of countries, regions and industry sectors, investing in at least five countries outside of the United States. In selecting countries, the Sub-advisor considers such factors as economic growth prospects, monetary and fiscal policies, political stability, currency trends and market liquidity. The Portfolio may invest up to 40% of its total assets in any one country and up to 25% of its total assets in securities of issuers located and operating primarily in emerging market countries.

The AST MFS Global Equity Portfolio invests, under normal circumstances, at least 80% of the value of its net assets in equity securities. The Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges. The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

Principal Risks:

•       The international and global portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. Accordingly, loss of money is a risk of investing in each of these funds.

•       The level of risk of the international portfolios will generally be higher than the level of risk associated with domestic equity funds. Foreign investments involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The level of risk of the AST MFS Global Equity Portfolio, as a global fund that invests in both U.S. and foreign securities, may be lower than that of many international funds but higher than that of many domestic equity funds. While none of the international and global portfolios invest primarily in companies located in developing countries, each may invest in those companies to some degree, and the risks of foreign investment may be accentuated by investment in developing countries.

Capital Growth Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
DeAM Small-Cap Growth	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Growth Index.
Federated Aggressive Growth	Capital growth	The Portfolio invests primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market.
Small-Cap Value	Long-term capital growth	The Portfolio invests primarily in stocks and equity-related securities of small capitalization companies that appear to be undervalued.
DeAM Small-Cap Value	Maximum capital growth	The Portfolio invests primarily in equity securities of small capitalization companies included in the Russell 2000® Value Index.
Goldman Sachs Mid-Cap Growth	Long-term capital growth	The Portfolio invests primarily in equity securities of medium-sized companies.
Neuberger Berman Mid-Cap Growth	Capital growth	The Portfolio invests primarily in common stocks of medium capitalization companies.
T. Rowe Price Natural Resources	Long-term capital growth	The Portfolio invests primarily in common stocks of companies that own or develop natural resources and other basic commodities.
MFS Growth	Long-term capital growth and future income	The Portfolio invests primarily in common stocks and related securities.
Marsico Capital Growth	Capital growth	The Portfolio invests primarily in common stocks, with the majority of the Portfolio’s assets in large capitalization stocks.
DeAM Large-Cap Value Fund	Maximum capital growth	The Portfolio invests primarily in equity securities of large capitalization companies included in the Russell 1000® Value Index.

Principal Investment Strategies:

The AST DeAM Small-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Federated Aggressive Growth Portfolio pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $26 million to $6.1 billion as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $68 million to $4.9 billion as of December 31, 2004. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of the Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. The Sub-advisor assesses individual companies from the perspective of a long-term investor. The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

The AST Small-Cap Value Portfolio (formerly, the AST Gabelli Small-Cap Value Portfolio) will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less (applies at the time the Portfolio invests its assets). The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan currently manages approximately 73% of the Portfolio’s assets. The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder currently manages approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity currently manages approximately 12% of the Portfolio’s assets. The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value Index.

The AST DeAM Small-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The Portfolio pursues its objective by primarily investing in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value. As December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million. The targeted tracking error of this Portfolio is 4% with a standard deviation of  +/- 4%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

The AST Goldman Sachs Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Fund pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The AST Neuberger Berman Mid-Cap Growth Portfolio will invest, under normal circumstances, at least 80% of its net assets in common stocks of mid-capitalization companies. For purposes of the Portfolio, a mid-capitalization company is defined as a company whose market capitalization is within the range of market capitalizations of companies in the Russell Midcap® Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Midcap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy and may sell a stock when it fails to perform as expected or when other opportunities appear more attractive.

The AST T. Rowe Price Natural Resources Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in natural resource companies. The Portfolio also may invest in non-resource companies with the potential for growth. When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

Although at least 50% of Portfolio assets will be invested in U.S. securities, up to 50% of total assets also may be invested in foreign securities. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

The AST MFS Growth Portfolio invests, under normal circumstances, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth. The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

The AST Marsico Capital Growth Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Portfolio will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the Portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of observed financial trends. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, the Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow , apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The AST DeAM Large-Cap Value Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in large capitalization companies. The Portfolio pursues its investment objective by primarily investing in the equity securities of large sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value. As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was approximately $4.52 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. The targeted tracking error of this Portfolio is 4% with normal a deviation of +/- 1%. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation. The Sub-advisor generally takes a “bottom up” approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant return.

Principal Risks:

•       All of the capital growth portfolios are equity funds, and the primary risk of each is that the value of the stocks they hold will decline. Stocks can decline for many reasons, including reasons related to the particular company, the industry of which it is a part, or the securities markets generally. These declines can be substantial. Accordingly, loss of money is a risk of investing in each of these Portfolios.

•       The risk to which the capital growth portfolios are subject depends in part on the size of the companies in which the particular portfolio invests. Securities of smaller companies tend to be subject to more abrupt and erratic price movements than securities of larger companies, in part because they may have limited product lines, markets, or financial resources. Market capitalization, which is the total market value of a company’s outstanding stock, is often used to classify companies based on size. Therefore, the AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Small-Cap Value Portfolio, and the AST DeAM Small-Cap Value Portfolio can be expected to be subject to the highest degree of risk relative to the other capital growth funds. The AST Neuberger Berman Mid-Cap Growth Portfolio can be expected to be subject to somewhat less risk, and the AST

MFS Growth Portfolio, the AST Marsico Capital Growth Portfolio, and the AST DeAM Large-Cap Value Portfolio to somewhat less risk than the mid-cap funds. The AST T. Rowe Price Natural Resources Portfolio invests in companies of all sizes in order to take advantage of the opportunities in the natural resources sector, but generally invests mostly in large and medium-sized companies.

•       The AST DeAM Small-Cap Growth Portfolio, the AST Federated Aggressive Growth Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST MFS Growth Portfolio, and the AST Marsico Capital Growth Portfolio take a growth approach to investing, while the AST DeAM Small-Cap Value Portfolio, the AST Small-Cap Value Portfolio, and the AST DeAM Large-Cap Value Portfolio generally take a value approach. Value stocks are believed to be selling at prices lower than what they are actually worth, while growth stocks are those of companies that are expected to grow at above-average rates. A portfolio investing primarily in growth stocks will tend to be subject to more risk than a value fund, although this will not always be the case. Value stocks are subject to the risks that the market may not recognize the stock’s actual value or that the market actually valued the stock appropriately.

•       The AST T. Rowe Price Natural Resources Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the sector in which it invests. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics.

•       The AST T. Rowe Price Natural Resources Portfolio may invest up to 50% of its total assets in non-U.S. securities. Investments in non-U.S. securities involve risks such as fluctuations in currency exchange rates, less liquid and more volatile securities markets, unstable political and economic structures, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers.

Growth and Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
Cohen & Steers Realty	Maximize total return	The Portfolio invests primarily in equity securities of real estate companies.
Global Allocation	A high level of total return	The Portfolio invests primarily in a diversified portfolio of mutual funds.

Principal Investment Strategies:

The AST Cohen & Steers Realty Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and preferred stocks.

For purposes of the Portfolio’s investment policies, a “real estate company” is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests.

The AST Global Allocation Portfolio (formerly, AST DeAM Global Allocation Portfolio) seeks to achieve its investment objective by investing in several AST Portfolios (the “Underlying Portfolios”) selected by the Investment Manager, government securities and cash. The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 at which time the Portfolio may invest in other securities including exchange traded funds, (ETFs), and derivatives. The Portfolio actively allocates its assets by investing in shares of a diversified group of Underlying Portfolios. The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. The Investment Manager is not, however, responsible for the day-to-day management of the Underlying Portfolios in which the Portfolio invests. The Portfolio is expected to be invested in several Underlying Portfolios at any time. The investment objectives of such Underlying Portfolios will be diversified.

The precise allocation among the Underlying Portfolios, government securities and cash investments will depend on the Investment Manager’s outlook for the markets. Shifts among Underlying Portfolios focused on different asset classes will normally be done gradually and the Investment Manager will not attempt to precisely “time” the market. The Portfolio’s investments in Underlying Portfolios that may invest significant portions of their assets in foreign equity and debt securities are intended to provide additional diversification. The Investment Manager expects that the underlying portfolios in which it invests will normally have at least three different countries represented in the foreign equity category at any given time. However, the Investment Manager does not control investments by the Underlying Portfolios; therefore, the Portfolio may occasionally be invested in Underlying Portfolios that have fewer than three countries represented in the foreign equity category at a particular time. In addition, the Investment Manager may at any time determine that it does not with for the Portfolio to be invested in Underlying Portfolios that have any assets invested in the foreign equity category.

The Investment Manager may change the allocations of its assets among Underlying Portfolios, government securities and cash at any time if the Investment Manager believes that doing so would better enable the Portfolio to pursue its investment objective. In addition, the Portfolio intends to periodically re-balance specific allocations among Underlying Portfolios in order to maintain current target allocations. These adjustments in targets are made based on the Investment Manager’s outlook for the economy, financial markets generally, and the relative market valuation of the asset classes represented by each Underlying Portfolio. Additionally the Portfolio may deviate from its targets or customary investment strategies when, in the Investment Manager’s opinion, it is necessary to do so to pursue the Portfolio’s investment objective or for temporary defensive purposes. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

Principal Risks:

•       Both equity securities (e.g., stocks) and fixed income securities (e.g., bonds) can decline in value, and the primary risk of each of the growth and income portfolios is that the value of the securities they hold will decline. The degree of risk to which the growth and income portfolios are subject is likely to be somewhat less than a portfolio investing exclusively for capital growth. Nonetheless, the share prices of the growth and income portfolios can decline substantially. Accordingly, loss of money is a risk of investing in each of these funds.

•       The AST Cohen & Steers Realty Portfolio invests primarily in equity securities. The values of equity securities tend to fluctuate more widely than the values of fixed income securities. Therefore, those growth and income portfolios that invest primarily in equity securities will likely be subject to somewhat higher risk than those portfolios that invest in both equity and fixed income securities.

•       Each of the Portfolios that makes significant investments in fixed income securities may invest to some degree in lower-quality fixed income securities, which are subject to greater risk that the issuer may fail to make interest and principal payments on the securities when due. Each of these Portfolios generally invests in intermediate-to long-term fixed income securities. Fixed income securities with longer maturities are generally subject to greater risk than fixed income securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. To the extent the Portfolio’s fixed income component is invested in mortgage-backed securities, there may be increased volatility due to interest-rate fluctuations.

•       The AST Cohen & Steers Realty Portfolio is subject to an additional risk factor because it is less diversified than most equity funds and could therefore experience sharp price declines when conditions are unfavorable in the real estate sector. Real estate securities may be subject to risks similar to those associated with direct ownership of real estate. These include risks related to economic conditions, heavy cash flow dependency, overbuilding, extended vacancies of properties, changes in neighborhood values, and zoning, environmental and housing regulations.

•       The AST Global Allocation Portfolio invests in mutual funds, which carry their own risks similar to those of equity and fixed income securities described above.

Fixed Income Portfolios:

Portfolio:	Investment Goal:	Primary Investments:
T. Rowe Price Global Bond	High current income and capital growth	The Portfolio invests in high-quality foreign and U.S. dollar-denominated bonds.
PIMCO Limited Maturity Bond	Maximize total return, consistent with preservation of capital	The Portfolio invests primarily in higher-quality fixed income securities of varying maturities, so that the Portfolio’s expected average duration will be from one to three years.

Principal Investment Strategies:

The AST T. Rowe Price Global Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The Portfolio will invest in all types of bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds, mortgage and asset-backed securities and high-yield bonds of U.S. and foreign issuers. The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging.

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of maturities and currency exposures.

The AST PIMCO Limited Maturity Bond Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities, including::

(1)          securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

(2)          corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

(3)          mortgage and other asset-backed securities;

(4)          inflation-indexed bonds issued by both governments and corporations;

(5)          structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

(6)          delayed funding loans and revolving credit securities;

(7)          bank certificates of deposit, fixed time deposits and bankers’ acceptances;

(8)          repurchase agreements and reverse repurchase agreements;

(9)          debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

(10)   obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

(11)   obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates.

The Portfolio can and routinely does invest in certain complex fixed income securities (including mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) that many other fixed income funds do not utilize. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Principal Risks:

•       The risk of a fund or portfolio investing primarily in fixed income securities is determined largely by the quality and maturity characteristics of its portfolio securities. Lower-quality fixed income securities are subject to greater risk that the company may fail to make interest and principal payments on the securities when due. Fixed income securities with longer maturities (or durations) are generally subject to greater risk than securities with shorter maturities, in that their values will fluctuate more in response to changes in market interest rates. Accordingly, loss of money is a risk of investing in each of these funds.

•       While the AST T. Rowe Price Global Bond Portfolio invests primarily in high-quality fixed income securities, its substantial investments in foreign fixed income securities and relatively long average maturity will tend to increase its level of risk. Like foreign equity investments, foreign fixed income investments involve risks such as fluctuations in currency exchange rates, unstable political and economic structures, lack of liquidity, reduced availability of information, and lack of uniform financial reporting and regulatory practices such as those that apply to U.S. issuers. The AST T. Rowe Price Global Bond Portfolio can invest to some degree in securities of issuers in developing countries and in lower-quality fixed income securities, and the risks of the Portfolio may be accentuated by these holdings. The mortgage-related and asset-backed securities could subject the Portfolio to increased volatility in the event of interest rate changes, which could cause prepayments to increase, and the value of the securities to decrease.

•       Funds having longer average maturities or durations can be expected to be subject to a greater level of risk than shorter-term funds. As a fund that invests primarily in high-quality fixed income securities, the level of risk to which the AST PIMCO Limited Maturity Bond Portfolio is subject can be expected to be less than most equity funds. Nonetheless, the fixed income securities held by this Portfolio can decline in value because of changes in its quality, in market interest rates, or for other reasons. While the complex fixed income securities invested in and investment practices engaged in by the AST PIMCO Limited Maturity Portfolio are designed to increase their return or hedge their investments, these securities and practices may increase the risk to which the Portfolio is subject.

PAST PERFORMANCE

The bar charts show the performance of each Portfolio for each full calendar year the Portfolio has been in operation. The tables below each bar chart show each such Portfolio’s best and worst quarters during the periods included in the bar chart, as well as average annual total returns for each Portfolio for one, five, and ten years (or since inception, if shorter). This information provides some indication of each Portfolio’s risks by showing changes in performance from year to year and by comparing the Portfolio’s performance with that of a broad-based securities index. The performance figures do not reflect any charges associated with the variable insurance contracts through which Portfolio shares are purchased; the performance figures would be lower if they did. All figures assume reinvestment of dividends. Past performance does not necessarily indicate how a Portfolio will perform in the future.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO*

Best Quarter	Worst Quarter
Up 42.51%, 4th quarter 1999	Down 19.79%, 3rd quarter 1998

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index
1 year	17.11%	20.25%
5 years	-6.66%	-1.13%
10 years	7.12%	5.62%

*                    Between December 10, 2001 and February 23, 2004, the Portfolio was known as the AST Strong International Growth Portfolio and Strong Capital Management, Inc. served as its Sub-advisor. Between May 4, 1999 and December 10, 2001, the Portfolio was known as the AST AIM International Equity Portfolio, and AIM Capital Management, Inc. served as its Sub-advisor. Between October 15, 1996 and May 4, 1999, the Portfolio was known as the AST Putnam International Equity Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor. Prior to October 15, 1996, Seligman Henderson Co. served as its Sub-advisor.

AST MFS GLOBAL EQUITY PORTFOLIO

Best Quarter	Worst Quarter
Up 15.32%, 2nd quarter 2003	Down 14.66%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Morgan Stanley Capital International (MSCI) EAFE Index	Index: Morgan Stanley Capital International (MSCI) World Index
1 year	18.39%	20.25%	14.72%
5 years	1.99%	-1.13%	-2.45%
Since Inception (10/18/99)	3.87%	1.23%	-0.36%

AST DeAM SMALL-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 23.08%, 2nd quarter 2003	Down 28.92%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Growth Index
1 year	9.44%	18.33%	14.31%
5 years	-7.64%	6.61%	-3.57%
Since Inception (1/4/99)	0.78%	8.92%	2.99%

*                    Prior to December 10, 2001, the Portfolio was known as the AST Scudder Small-Cap Growth Portfolio and Zurich Scudder Investments, Inc. served as its Sub-advisor.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO

Best Quarter	Worst Quarter
Up 35.55%, 2nd quarter 2003	Down 32.24%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Growth Index
1 year	23.07%	18.33%	14.31%
Since Inception (10/23/00)	1.56%	8.11%	-1.64%

AST SMALL-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 19.09%, 2nd quarter 1999	Down 19.88%, 3rd quarter 1998

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Value Index
1 year	16.44%	18.33%	22.25%
5 years	13.31%	6.61%	17.23%
Since Inception (1/2/97)	10.14%	8.99%	13.16%

*                    Between October 23, 2000 and November 19, 2004, the Portfolio was known as the AST Gabelli Small-Cap Value Portfolio and GAMCO Advisors, Inc. served as its Sub-advisor. Prior to October 23, 2000, the Portfolio was known as the AST T. Rowe Price Small Company Value Portfolio, and T. Rowe Price Associates, Inc. served as its Sub-advisor.

AST DeAM SMALL-CAP VALUE PORTFOLIO

Best Quarter	Worst Quarter
Up 19.87%, 2nd quarter 2003	Down 4.36%, 1st quarter 2003

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Russell 2000 Index	Index: Russell 2000 Value Index
1 year	22.11%	18.33%	22.25%
Since Inception (5/1/02)	12.14%	10.99%	13.26%

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 18.12%, 2nd quarter 2003	Down 27.14%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Growth Index
1 year	16.36%	16.48%	15.48%
Since Inception (5/1/00)	-16.07%	8.29%	-5.42%

*                    Prior to November 11, 2002, the Portfolio was known as the AST Janus Mid-Cap Growth Portfolio, and Janus Capital Management, LLC served as its Sub-advisor.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO*

Best Quarter	Worst Quarter
Up 49.26%, 4th quarter 1999	Down 29.71%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors MidCap 400 Index	Index: Russell Mid-Cap Growth Index
1 year	16.07%	16.48%	15.48%
5 years	-6.59%	9.54%	-3.36%
10 years	8.17%	16.10%	11.23%

*                    Prior to May 1, 1998, the Portfolio was known as the Berger Capital Growth Portfolio, and Berger Associates, Inc. served as its Sub-advisor.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO

Best Quarter	Worst Quarter
Up 19.85%, 4th quarter 2003	Down 18.58%, 3rd quarter 2002

Average annual total returns
For periods ending 12/31/04

	Portfolio	Index: Standard & Poors 500 Index
1 year	31.19%	10.87%
5 years	16.14%	-2.30%
Since Inception (5/2/95)	14.12%	11.10%

AST MFS GROWTH PORTFOLIO

Best Quarter	Worst Quarter
Up 15.50%, 4th quarter 2001	Down 22.43%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	10.69%	10.87%	6.30%
5 year	-6.48%	-2.30%	-9.29%
Since Inception (10/28/99)	-4.01%	-0.75%	-6.30%

AST MARSICO CAPITAL GROWTH PORTFOLIO

Best Quarter	Worst Quarter
Up 36.36%, 4th quarter 1999	Down 18.06%, 3rd quarter 2001

Average annual total returns
for periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Growth Index
1 year	15.67%	10.87%	6.30%
5 years	-2.88%	-2.30%	-9.29%
Since Inception (12/22/97)	9.34%	4.77%	1.81%

AST DeAM LARGE-CAP VALUE PORTFOLIO*

Best Quarter	Worst Quarter
Up 15.61%, 2nd quarter 2003	Down 17.31%, 3rd quarter 2002

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Russell 1000 Value Index
1 year	18.17%	10.87%	16.49%
Since Inception (10/23/00)	4.01%	-2.32%	4.92%

*                    Prior to May 1, 2002, the Portfolio was known as the AST Janus Strategic Value Portfolio, and Janus Capital Management LLC served as its Sub-advisor.

AST COHEN & STEERS REALTY PORTFOLIO

Best Quarter	Worst Quarter
Up 17.44%, 4th quarter 2004	Down 9.07%, 3rd quarter 1999

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: NAREIT Equity REIT Index*	Index: Wilshire REIT Index**
1 year	37.95%	31.58%	33.14%
5 years	20.36%	21.92%	22.52%
Since Inception (1/2/98)	11.71%	11.34%	12.16%

*       The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.

**    The Wilshire REIT index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The “Since Inception” return reflects the closest calendar month-end return.

AST GLOBAL ALLOCATION PORTFOLIO*

Best Quarter	Worst Quarter
Up 16.25%, 4th quarter 1999	Down 12.44%, 3rd quarter 2001

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Standard & Poors 500 Index	Index: Blended Index (60% Standard & Poors 500, 40% Lehman Brothers Government/Credit Index)	Index: Blended Index (48% Russell 3000, 12% MSCI EAFE, and 40% Lehman Brothers Aggregate Bond Index)**
1 year	11.09%	10.87%	8.25%	9.89%
5 years	-1.06%	-2.30%	2.11%	2.71%
10 years	7.63%	12.07%	10.71%	9.89%

*                    Between May 2, 2002 and April 29, 2005, the Portfolio was known as the AST DeAM Global Allocation Portfolio, and Deutsche Asset Management, Inc. served as its Sub-Advisor. Between May 4, 1999 to May 1, 2002, the Portfolio was known as the AST AIM Balanced Portfolio and A I M Capital Management, Inc. served as its Sub-Advisor. From October 15, 1996 to May 4, 1999, the Portfolio was known as the AST Putnam Balanced Portfolio, and Putnam Investment Management, Inc. served as its Sub-advisor. Prior to October 15, 1996, Phoenix Investment Counsel, Inc. served as Sub-advisor to the Portfolio.

**             The Portfolio has changed its secondary index to a new customized benchmark that better represents the composition of the Portfolio.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO*

Best Quarter	Worst Quarter
Up 7.85%, 2nd quarter 2002	Down 5.56%, 1st quarter 1999

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Lehman Brothers Global Aggregate Index
1 year	8.64%	9.27%
5 years	7.58%	8.47%
10 years	5.60%	7.75%

*                    Prior to May 1, 1996, the Portfolio was known as the AST Scudder International Bond Portfolio, and Scudder, Stevens & Clark, Inc. served as its Sub-advisor.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO

Best Quarter	Worst Quarter
Up 2.83%, 3rd quarter 2001	Down 0.73%, 2nd quarter 2004

Average annual total returns
For periods ended 12/31/04

	Portfolio	Index: Merrill Lynch 1-3 Year Index
1 year	2.07%	0.91%
5 years	5.56%	4.93%
Since Inception (5/2/95)	5.48%	5.46%

FEES AND EXPENSES OF THE PORTFOLIOS:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the expenses shown below are for the year ending December 31, 2004.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	NONE*
Maximum Deferred Sales Charge (Load)	NONE*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE*
Redemption Fees	NONE*
Exchange Fee	NONE*

*       Because shares of the Portfolios may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets, in %):

Portfolio:	Management Fees		Other Expenses(1),(2)	Total Annual Portfolio Operating Expenses
AST JPMorgan International Equity	1.00		0.13	1.13
AST MFS Global Equity	1.00		0.35	1.35
AST DeAM Small-Cap Growth(3)	0.95		0.22	1.17
AST Federated Aggressive Growth	0.95		0.24	1.19
AST Small-Cap Value	0.90		0.18	1.08
AST DeAM Small-Cap Value(3)	0.95		0.33	1.28
AST Goldman Sachs Mid-Cap Growth(3)	1.00		0.25	1.25
AST Neuberger Berman Mid-Cap Growth(3)	0.90		0.22	1.12
AST T. Rowe Price Natural Resources	0.90		0.26	1.16
AST MFS Growth(3)	0.90		0.20	1.10
AST Marsico Capital Growth(3)	0.90		0.14	1.04
AST DeAM Large-Cap Value(3)	0.85		0.26	1.11
AST Cohen & Steers Realty(3)	1.00		0.22	1.22
AST Global Allocation	0.89	(4)	0.26	1.15
AST T. Rowe Price Global Bond	0.80		0.27	1.07
AST PIMCO Limited Maturity Bond(3)	0.65		0.17	0.82

(1)          Until November 18, 2004, the Trust had a Distribution Plan under Rule 12b-1 to permit an affiliate of the Trust’s Investment Managers to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use these commissions to promote the sale of shares of the Portfolio. The Distribution Plan was terminated effective November 18, 2004. The total annual portfolio operating expenses do not reflect any brokerage commissions paid pursuant to the Distribution Plan prior to the Plan’s termination.

(2)          As noted above, shares of the Portfolios generally are purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included under “Other Expenses.” See this Prospectus under “Management of the Trust — Distribution Plans” for more information.

(3)          The Portfolios’ total actual annual operating expenses for the year ended December 31, 2004 were less than the amount shown in the table due to fee waivers, reimbursement of expenses and expense offset arrangements. These waivers, reimbursements, and offset arrangements are voluntary and may be terminated by American Skandia Investment Services, Inc. and Prudential Investments LLC at any time. After accounting for the waivers, reimbursements and offset arrangements, the Portfolio’s actual annual operating expenses were as follows: AST DeAM Small-Cap Growth: 1.02%; AST DeAM Small-Cap Value: 1.13%; AST Goldman Sachs Mid-Cap Growth: 1.13%; AST Neuberger-Berman Mid-Cap Growth: 1.11%; AST MFS Growth: 1.07%; AST Marsico Capital Growth:

1.02%; AST DeAM Large-Cap Value Portfolio: 0.99%; AST Cohen & Steers Realty: 1.11%; AST PIMCO Limited Maturity Bond: 0.79%.

(4)          The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”). The only management fee directly paid by the Portfolio is a 0.10% fee paid to American Skandia Investment Services, Inc. and Prudential Investments LLC. The management fee shown in the chart for the Portfolio is : (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

EXPENSE EXAMPLES:

These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that the Portfolios’ total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After:
Portfolio:	1 yr.	3 yrs.	5 yrs.	10 yrs.
AST JPMorgan International Equity	$115	$359	$622	$1,375
AST MFS Global Equity	137	428	739	1,624
AST DeAM Small-Cap Growth	119	372	644	1,420
AST Federated Aggressive Growth	121	378	654	1,443
AST Small-Cap Value	110	343	595	1,317
AST DeAM Small-Cap Value	130	406	702	1,545
AST Goldman Sachs Mid-Cap Growth	127	397	686	1,511
AST Neuberger Berman Mid-Cap Growth	114	356	617	1,363
AST T. Rowe Price Natural Resources	118	368	638	1,409
AST MFS Growth	112	350	606	1,340
AST Marsico Capital Growth	106	331	574	1,271
AST DeAM Large-Cap Value	113	353	612	1,352
AST Cohen & Steers Realty	124	387	670	1,477
AST Global Allocation	117	365	633	1,398
AST T. Rowe Price Global Bond	109	340	590	1,306
AST PIMCO Limited Maturity Bond	84	262	455	1,014

INVESTMENT OBJECTIVES AND POLICIES:

The investment objective, policies and limitations for each of the Portfolios are described below. While certain policies apply to all Portfolios, generally each Portfolio has a different investment objective and investment focus. As a result, the risks, opportunities and returns of investing in each Portfolio will differ. The investment objectives and policies of the Portfolios generally are not fundamental policies and may be changed by the Trustees without shareholder approval.

There can be no assurance that the investment objective of any Portfolio will be achieved.   Risks relating to certain types of securities and instruments in which the Portfolios may invest are described in this Prospectus under “Certain Risk Factors and Investment Methods.”

If approved by the Trustees, the Trust may add more Portfolios and may cease to offer any existing Portfolios in the future.

AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth by investing in a diversified portfolio of international equity securities.

Principal Investment Objectives and Risks:

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depository receipts, futures contracts and swaps investments.

The Portfolio seeks to meet its investment objective by normally investing primarily in a diversified portfolio of equity securities of companies located or operating in developed non-U.S. countries and emerging markets of the world. The equity securities will ordinarily be traded on a recognized foreign securities exchange or traded in a foreign over-the-counter market in the country where the issuer is principally based, but may also be traded in other countries including the United States.

The Portfolio will normally diversify its investments among a variety of countries, regions and industry sectors, investing in several countries outside of the United States. However, the Portfolio may invest a substantial part of its assets in just one country. The Portfolio intends to invest in companies (or governments) in the following countries or regions: the Far East including Japan, Europe including the UK and other countries or areas that the Sub-advisor may select from time to time. The Portfolio may invest up to 15% of its total assets in securities of issuers located and operating primarily in emerging market countries.

As with any equity fund, the fundamental risk associated with the Portfolio is the risk that the value of the securities it holds might decrease. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

As a fund that invests primarily in the securities of foreign issuers, the risk and degree of share price fluctuation of the Portfolio may be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under “Certain Risk Factors and Investment Methods,” include political and economic conditions and instability in foreign countries, less available information about foreign companies, lack of strict financial and accounting controls and standards, less liquid and more volatile securities markets, and fluctuations in currency exchange rates. While the Portfolio may engage in transactions intended to hedge its exposure to fluctuations in foreign currencies, it does not normally do so. To the extent the Portfolio invests in securities of issuers in developing countries, the Portfolio may be subject to even greater levels of risk and share price fluctuation. Transaction costs are often higher in developing countries and there may be delays in settlement of transactions.

Other Investments:

The Portfolio may invest up to 20% of its total assets in debt or preferred equity securities exchangeable for or convertible into marketable equity securities of foreign companies. In addition, the Portfolio may regularly invest up to 20% of its total assets in high-grade short-term debt securities, including U.S. Government obligations, investment grade corporate bonds or taxable municipal securities, whether denominated in U.S. dollars or foreign currencies. The Portfolio also may purchase and write (sell) covered call and put options on securities and stock indices. The Portfolio may also purchase and sell stock and interest rate futures contracts and options on these futures contracts. The purpose of these transactions is to hedge against changes in the market value of the Portfolio’s securities caused by changing interest rates and market conditions, and to close out or offset existing positions in options or futures contracts. The Portfolio may from time to time make short sales “against the box.”

Additional information about convertible securities, options, futures contracts and other investments that the Portfolio may make is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   In addition to regularly investing up to 20% of its total assets in short-term debt securities as noted above, the Portfolio may hold all or a significant portion of its assets in cash, money market instruments, bonds or other debt securities in anticipation of or in response to adverse market conditions or for cash management purposes. While the Portfolio is in such a defensive position, the opportunity to achieve its investment objective of capital growth may be limited.

AST MFS GLOBAL EQUITY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in equity securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Equity securities include common stocks, securities convertible into common stocks and securities having common stock characteristics or other derivative instruments whose value is based on common stocks, such as rights, warrants or options to purchase common stock, preferred stock, convertible preferred stock, convertible bonds, convertible debentures, convertible notes, depositary receipts, futures contracts and swaps. The Portfolio will invest in the securities of issuers located in the U.S. and foreign countries (including issuers in developing countries).

The Portfolio focuses on companies that the Sub-advisor believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio generally seeks to purchase securities of companies with relatively large market capitalizations relative to the market in which they are traded. The Portfolio’s investments may include securities traded in the over-the-counter markets, rather than on securities exchanges.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

As a fund that invests primarily in common stocks, the value of the securities held by the Portfolio may decline, either because of changing economic, political or market conditions, or because of the economic condition of the company that issued the security. As a global fund that invests in both U.S. and foreign securities, the Portfolio’s level of risk may be lower than that of many international funds but higher than that of many domestic equity funds. The Portfolio’s investments in foreign stocks may cause the risk and degree of share price fluctuation of the Portfolio to be greater than a fund investing primarily in domestic securities. The risks of investing in foreign securities, which are described in more detail below under “Certain Risk Factors and Investment Methods,” include risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates. To the extent the Portfolio invests in the securities of issuers in developing countries, the risks relating to investing in foreign securities likely will be accentuated. The Portfolio may also be subject to increased risk if it makes significant investments in securities traded over-the-counter, because such securities are frequently those of smaller companies that generally trade less frequently and are more volatile than the securities of larger companies.

Other Investments:

Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies. The Portfolio may also purchase warrants.

For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST DEAM SMALL-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of growth stocks of smaller companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small sized companies included in the Russell 2000® Growth Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Growth Index, but which outperforms the Russell 2000® Growth Index through active stock selection. The Russell 2000® Growth Index is a market capitalization index that measures the performance of small-sized companies with above average growth prospects. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Growth Index was $1.03 billion and the median market capitalization was $522 million. The size of the companies in the Russell 2000® Growth Index will change with market conditions. [The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%.] It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Growth Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Growth Index. The Sub-advisor considers a number of factors in considering whether to invest in a growth stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio’s focus on the stocks of smaller growth companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. A fund focusing on growth stocks will generally involve greater risk and share price fluctuation than a fund investing primarily in value stocks. While the Portfolio attempts to outperform the Russell 2000® Growth Index, the Portfolio also may under-perform the Russell 2000® Growth Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities.   The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.   The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio pursues its investment objective by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000 Index (which had a market capitalization range of $6.1 billion to $26 million as of December 31, 2004) or the Standard & Poor’s Small Cap 600 Index (which had a market capitalization range of $4.9 billion to $68 million as of December 31, 2004). Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 25% of the Portfolio’s net assets may be invested in foreign securities, which are typically denominated in foreign currencies.

The Sub-advisor’s process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. The Sub-advisor assesses individual companies from the perspective of a long-term investor. The Sub-advisor seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio’s emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio’s level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales.   The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock’s price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio’s securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio’s net assets or 2% of the securities of any class of the issuer. The Portfolio may also “sell short against the box,” i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

The Portfolio may attempt to manage market risk and cash by buying and selling financial futures contracts and options. This may include the purchase of futures contracts as a substitute for direct investments in stocks. It may also include the purchase and sale of options to protect against general declines in stock prices. Additional information on the types of securities in which the Portfolio may invest, including futures contracts, options, Exchange Traded Funds and foreign securities, including American Depositary Receipts, is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:

The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. The Portfolio generally defines small capitalization companies as companies with a capitalization of $2 billion or less.

The assets of the Portfolio are independently managed by three Sub-advisors under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio’s assets to each of the Sub-advisors. The allocations will be reviewed by the Investment Managers periodically, and the allocations may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Sub-advisor will follow the Portfolio’s policy of investing, under normal circumstances, at least 80% of the Portfolio’s assets in small capitalization companies, each Sub-advisor expects to utilize different investment strategies to achieve the Portfolio’s objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Sub-advisors is summarized below:

JP Morgan is responsible for managing approximately 73% of the Portfolio’s assets. The Sub-advisor follows a three step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company’s relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munder is responsible for managing approximately 15% of the Portfolio’s assets. The Sub-advisor seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Sub-advisor’s research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-advisor generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company’s peers; (2) Low stock price relative to a company’s underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Sub-advisor then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

Integrity is responsible for managing approximately 12% of the Portfolio’s assets. The Sub-advisor focuses on achieving capital appreciation by maintaining a diversified portfolio of small capitalization stocks that are currently undervalued, yet poised to outperform. To identify these stocks, the Sub-advisor follows a disciplined process seeking two key elements: prudent value and improving sentiment. Prudent value implies that a statistically “cheap” stock, trading below its estimate of intrinsic value, will deliver strong total return over time. The process also identifies catalysts that lead to improving investor sentiment. Risk exposure is continuously evaluated throughout the process to ensure consistent long-term performance versus the Russell 2000® Value index.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities. The Portfolio will not sell a stock just because the company has grown to a market capitalization of more than $2 billion, and it may on occasion purchase companies with a market cap of more than $2 billion.

As with all stock funds, the Portfolio’s share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in small companies involves greater risk of loss than is customarily associated with more established companies. Stocks of small companies may be subject to more abrupt or erratic price movements than larger company stocks. Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio’s investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (The Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities. For additional information about these investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM SMALL-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek maximum growth of investors’ capital from a portfolio primarily of value stocks of smaller companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of small-sized companies included in the Russell 2000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 2000® Value Index, but which outperforms the Russell 2000® Value Index through active stock selection. The Russell 2000® Value Index is a market capitalization index that measures the performance of small-sized companies trading at discounts to their value. As of December 31, 2004, the average market capitalization of the companies in the Russell 2000® Value Index was $1.07 billion and the median market capitalization was $602 million. The size of the companies in the Russell 2000® Value Index will change with market conditions. [The targeted tracking error of this Portfolio is 4% with a standard deviation of +/- 4%.] It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 2000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 2000® Value Index. The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. Because of the Portfolio’s focus on the stocks of small-cap companies, investment in the Portfolio may involve substantially greater than average share price fluctuation and investment risk. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 2000® Value Index, the Portfolio also may under-perform the Russell 2000® Value Index over short or extended periods.

In addition, investments in securities of smaller companies are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of larger companies. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Because the securities of small-cap companies are not as broadly traded as those of larger companies, they are often subject to wider and more abrupt fluctuations in market price. Additional reasons for the greater price fluctuations of these securities include the less certain growth prospects of smaller firms and the greater sensitivity of small companies to changing economic conditions.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities.   The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Options, Financial Futures and Other Derivatives.   The Portfolio may deal in options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term growth of capital.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Mid Cap Growth Index. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid Cap Growth Index was $7.02 billion and the median market capitalization was $3.55 billion. The Sub-advisor generally takes a “bottom up” approach to choosing investments for the Portfolio. In other words, the Sub-advisor seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Sub-advisor makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations.   The Portfolio may invest in “special situations”. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

Although the Sub-advisor expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade (“junk” bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales “against the box.” In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/structured Securities.   The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities.   The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities.

For more information on foreign securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Futures, Options and Other Derivative Instruments.   The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively “derivative instruments”). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

For more information on the types of securities in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market conditions are unfavorable for profitable investing, or when the Sub-advisor is otherwise unable to locate attractive investment opportunities, the Portfolio’s cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Sub-advisor). When the Portfolio’s investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in common stocks mid-capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

Generally, companies with equity market capitalizations that fall within the range of the Russell Mid-Cap® Index at the time of investment are considered mid-cap companies for purposes of the Portfolio. As of December 31, 2004, the average market capitalization of the companies in the Russell Mid-Cap® Index was $7.38 billion and the median market capitalization was $3.68 billion. The Portfolio seeks to reduce risk by diversifying among many companies, industries and sectors.

The Sub-advisor employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, the Sub-advisor looks for fast-growing companies with above average sales and competitive returns on equity relative to their peers. In doing so, the Sub-advisor analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

The Sub-advisor follows a disciplined selling strategy, and may sell a stock when it fails to perform as expected, or when other opportunities appear more attractive.

As a fund that invests primarily in mid-cap companies, the Portfolio’s risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. Mid-cap stocks may fluctuate more widely in price than the market as a whole, may underperform other types of stocks when the market or the economy is not robust, or fall in price or be difficult to sell during market downturns. In addition, the Portfolio’s growth investment program will generally involve greater risk and price fluctuation than funds that invest in more undervalued securities. Because the prices of growth stocks tend to be based largely on future expectations, these stocks historically have been more sensitive than value stocks to bad economic news and negative earnings surprises.

Other Investments:

Although equity securities are normally the Portfolio’s primary investments, it may invest in preferred stocks and convertible securities, as well as the types of securities described below. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus under “Certain Risk Factors and Investment Methods.”

Fixed Income Securities.   The Portfolio may also invest in investment grade fixed income or debt securities. If the quality of any fixed income securities held by the Portfolio deteriorates so that they are no longer investment grade, the Portfolio will sell such securities in an orderly manner so that its holdings of such securities do not exceed 5% of its net assets.

Foreign Securities.   The Portfolio may invest up to 10% of the value of its total assets, measured at the time of investment, in equity and debt securities that are denominated in foreign currencies. There is no limitation on the percentage of the Portfolio’s assets that may be invested in securities of foreign companies that are denominated in U.S. dollars. In addition, the Portfolio may enter into foreign currency transactions, including forward foreign currency contracts and options on foreign currencies, to manage currency risks, to facilitate transactions in foreign securities, and to repatriate dividend or interest income received in foreign currencies.

Covered Call Options.   The Portfolio may try to reduce the risk of securities price or exchange rate changes (hedge) or generate income by writing (selling) covered call options against securities held in its portfolio, and may purchase call options in related closing transactions.

Real Estate Investment Trusts (REITs).   The Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in real estate or real estate loans. Additional information about these investments and the special risk factors that apply to them is included in this Prospectus and the Trust’s SAI under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Portfolio anticipates unusual market or other conditions, it may temporarily depart from its objective of capital growth and invest substantially in high-quality short-term investments. This could help the Portfolio avoid losses but may mean lost opportunities.

AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek long-term capital growth primarily through the investment in common stocks of companies that own or develop natural resources (such as energy products, precious metals, and forest products) and other basic commodities.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in the securities of natural resource companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio invests primarily in the common stocks of natural resource companies whose earnings and tangible assets could benefit from accelerating inflation. The Portfolio also may invest in non-resource companies with the potential for growth. The relative percentages invested in natural resource and non-resource companies can vary depending on economic and monetary conditions and the sub-advisor’s outlook for inflation. When selecting stocks, the Sub-advisor looks for companies that have the ability to expand production, to maintain superior exploration programs and production facilities, and the potential to accumulate new resources. Natural resource companies in which the Portfolio invests generally own, develop, refine, service or transport resources, including energy sources, precious metals, nonferrous metals, forest products, real estate, diversified resources and other basic commodities that can be produced and marketed profitably when both labor costs and prices are rising.

The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses or re-deploy assets into more promising opportunities.

As with all stock funds, the Portfolio’s share price can fall because of weakness in one or more securities markets, particular industries or specific holdings. In addition, the Portfolio is less diversified than most stock funds and could therefore experience sharp price declines when conditions are unfavorable in the natural resources sector. For instance, since the Portfolio attempts to invest in companies that may benefit from accelerating inflation, low inflation could lessen returns. The rate of earnings growth of natural resource companies may be irregular because these companies are strongly affected by natural forces, global economic cycles and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall. Real estate companies are influenced by interest rates and other factors.

Other Investments:

Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities and warrants, when considered consistent with the Portfolio’s investment objective and policies. The Portfolio may purchase preferred stock or common stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock, or is in default on its debt securities. The Portfolio may invest in debt securities, including up to 10% of its total assets in debt securities rated below investment grade. The Portfolio may invest in mortgage-backed securities, including stripped mortgage-backed securities. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Foreign Securities.   The Portfolio may invest up to 50% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, which offer increasing opportunities for natural resource-related growth. The Portfolio may enter into forward foreign currency exchange contracts in connection with its foreign investments. The Portfolio’s investments in foreign securities, or even in U.S. companies with significant overseas investments, may decline in value because of declining foreign currencies or adverse political and economic events overseas, although currency risk may be somewhat reduced because many commodities markets are dollar based.

Futures and Options.   The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio’s exposure to the equity markets. The Portfolio may write covered call options and purchase put and call options on foreign currencies, securities, and stock indices.

For additional information about these investments and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may establish and maintain cash reserves without limitation for temporary defensive purposes. The Portfolio’s reserves may be invested in high-quality domestic and foreign money market instruments, including repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of long-term capital growth may be limited.

AST MFS GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to provide long-term growth of capital and future, rather than current, income.

Principal Investment Policies and Risks:

The Portfolio invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies that the Sub-advisor believes offer better than average prospects for long-term growth.

The Sub-advisor uses a “bottom up,” as opposed to “top down,” investment style in managing the Portfolio. This means that securities are selected based upon fundamental analysis of individual companies (such as analysis of the companies’ earnings, cash flows, competitive position and management abilities) by the Sub-advisor.

The Portfolio may invest up to 35% of its net assets in foreign securities.

As with any fund investing primarily in common stocks, the value of the securities held by the Portfolio may decline in value, either because of changing economic, political or market conditions or because of the economic condition of the company that issued the security. These declines may be substantial. In addition, the prices of the growth company stocks in which the Portfolio invests may fluctuate to a greater extent than other equity securities due to changing market conditions or disappointing earnings results. The Portfolio may invest in foreign companies, including companies located in developing countries, and it therefore will be subject to risks relating to political, social and economic conditions abroad, risks resulting from differing regulatory standards in non-U.S. markets, and fluctuations in currency exchange rates.

Other Investments:

Although the Portfolio will invest primarily in common stocks and related securities, the Portfolio may also invest in variable and floating rate debt securities. The Portfolio may purchase and sell futures contracts and related options on securities indices, foreign currencies and interest rates for hedging and non-hedging purposes. The Portfolio may also enter into forward contracts for the purchase or sale of foreign currencies for hedging and non-hedging purposes. The Portfolio may purchase and write (sell) options on securities, stock indices and foreign currencies.

For more information on some of the types of securities other than common stocks in which the Portfolio may invest, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   The Portfolio may depart from its principal investment strategy by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. When investing for defensive purposes, the Portfolio may hold cash or invest in cash equivalents, such as short-term U.S. government securities, commercial paper and bank instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

AST MARSICO CAPITAL GROWTH PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek capital growth. Income is not an investment objective and any income realized on the Portfolio’s investments, therefore, will be incidental to the Portfolio’s objective.

Principal Investment Policies and Risks:

The Portfolio invests primarily in the common stocks of large companies (typically companies that have a market capitalization in the range of $4 billion or more) that are selected for their growth potential. The Fund will normally hold a core position of between 35 and 50 common stocks. The Portfolio may hold a limited number of additional common stocks at times when the portfolio manager is accumulating new positions, phasing out existing positions, or responding to exceptional market conditions.

In selecting investments for the Portfolio(s), the Sub-advisor uses an approach that combines “top-down” macroeconomic analysis with “bottom-up” stock selection.

The “top-down” approach takes into consideration such macro-economic factors as interest rates, inflation, demographics, the regulatory environment and the global competitive landscape. In addition, the Sub-advisor may also examine other factors that may include, without limitation, the most attractive global investment opportunities, industry consolidation, and the sustainability of financial trends observed. As a result of the “top-down” analysis, the Sub-advisor seeks to identify sectors, industries and companies that may benefit from the overall trends the Sub-advisor has observed.

The Sub-advisor then looks for individual companies with earnings growth potential that may not be recognized by the market at large. In determining whether a particular company may be a suitable investment, The Sub-advisor may focus on any of a number of different attributes that may include, without limitation, the company’s specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates. This process is called bottom-up stock selection.

As part of this fundamental, bottom-up research, the Sub-advisor may visit with various levels of a company’s management, as well as with (as relevant) its customers, suppliers, distributors and competitors. The Sub-advisor also may prepare detailed earnings and cash flow models of companies. These models may assist the Sub-advisor in projecting potential earnings growth and other important company financial characteristics under different scenarios. Each model is typically customized to follow a particular company and is generally intended to replicate and describe a company’s past, present and potential future performance. The models may include quantitative information and detailed narratives that reflect updated interpretations of corporate data and company and industry developments.

The Sub-advisor may reduce or sell investments in portfolio companies if, in the opinion of the Sub-advisor, a company’s fundamentals change substantively, its stock price appreciates excessively in relation to fundamental earnings growth prospects, the company appears not to realize its growth potential, or there are more attractive investment opportunities elsewhere.

The Portfolio’s core investments generally are comprised of well-known, established growth companies. However, the Portfolio also may typically include more aggressive growth companies, and companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team, or an acquisition. As a result, the Portfolio may invest in certain companies for relatively short periods of time. Such short-term activity may cause the Portfolio to incur higher transaction costs (which may adversely affect the Portfolio’s performance) and may increase taxable distributions for shareholders.

The primary risk associated with investment in the Portfolio will be the risk that the equity securities held by the Portfolio will decline in value. The risk of the Portfolio is expected to be commensurate with that of other funds using a growth strategy to invest in the stocks of large and medium-sized companies.

Although it is the general policy of the Portfolio to purchase and hold securities for capital growth, changes in the Portfolio will be made as the Sub-advisor deems advisable. For example, portfolio changes may result from liquidity needs, securities having reached a desired price, or by reason of developments not foreseen at the time of the investment was made.

Special Situations.   The Portfolio may invest in “special situations” from time to time. A “special situation” arises when, in the opinion of the Sub-advisor, the securities of a particular company will be recognized and increase in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in “special situations” carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:

The Portfolio may also invest to a lesser degree in preferred stocks, convertible securities, warrants, and debt securities when the Portfolio perceives an opportunity for capital growth from such securities. The Portfolio may invest up to 10% of its total assets in debt securities, which may include corporate bonds and debentures and government securities.

The Portfolio may also purchase securities of foreign issuers including foreign equity and debt securities and depositary receipts. The foreign securities may include companies located in developing countries. Foreign securities are selected primarily on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. The Portfolio may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk with respect to investments exposed to foreign currency fluctuations.

Index/structured Securities.   The Portfolio may invest without limit in index/structured securities, which are debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments, but may be more volatile than the underlying instruments. The Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer of the index/structured security.

Futures, Options and Other Derivative Instruments.   The Portfolio may purchase and write (sell) options on securities, financial indices, and foreign currencies, and may invest in futures contracts on securities, financial indices, and foreign currencies, options on futures contracts, forward contracts and swaps and swap-related products. These instruments will be used primarily to hedge the Portfolio’s positions against potential adverse movements in securities prices, foreign currency markets or interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as increasing the Portfolio’s income or otherwise enhancing return.

For an additional discussion of many of these types of securities and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   Although the Sub-advisor expects to invest primarily in equity securities, the Sub-advisor may increase the Portfolio’s cash position without limitation when the Sub-advisor believes that appropriate investment opportunities for capital growth with desirable risk/reward characteristics are unavailable. Cash and similar investments (whether made for defensive purposes or to receive a return on idle cash) will include high-grade commercial paper, certificates of deposit, discount notes and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

AST DEAM LARGE-CAP VALUE PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to seek maximum growth of capital by investing primarily in the value stocks of larger companies.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities issued by large capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its investment objective, under normal market conditions, by investing primarily in the equity securities of large-sized companies included in the Russell 1000® Value Index. Equity securities include common stocks and securities convertible into or exchangeable for common stocks, including warrants and rights. The Sub-advisor employs an investment strategy that seeks to maintain a portfolio of equity securities which approximates the market risk of those stocks included in the Russell 1000® Value Index, but which outperforms the Russell 1000® Value Index through active stock selection. The Russell 1000® Value Index is a market capitalization index that measures the performance of large, established companies trading at discounts to their fair value. As of December 31, 2004, the average market capitalization of the companies in the Russell 1000® Value Index was approximately $89.88 billion and the median market capitalization was approximately $4.52 billion. The size of the companies in the Russell 1000® Value Index will change with market conditions. It is possible that the deviation may be higher. For purposes of this Portfolio, the strategy of attempting to correlate a stock portfolio’s market risk with that of a particular index, in this case the Russell 1000® Value Index, while improving upon the return of the same index through active stock selection, is called a “managed alpha” strategy.

The Sub-advisor generally takes a bottom-up approach to building the Portfolio, searching for individual companies that demonstrate the best potential for significant returns. The allocation to industries and capitalization is targeted to be similar to that of the Russell 1000® Value Index. The Sub-advisor considers a number of factors in determining whether to invest in a value stock, including earnings growth rate, analysts’ estimates of future earnings and industry-relative price multiples. Other factors are net income growth versus cash flow growth as well as earnings and price momentum. In the selection of investments, long-term capital appreciation will take precedence over short range market fluctuations. However, the Portfolio may occasionally make investments for short-term capital appreciation.

Like all common stocks, the market values of the common stocks held by the Portfolio can fluctuate significantly, reflecting the business performance of the issuing company, investor perception or general economic or financial market movements. The Portfolio’s focus on the stocks of large, more established companies may mean that its level of risk is lower than a portfolio investing primarily in smaller companies. While value investing historically has involved less risk than investing in growth companies, investing in value stocks carries the risk that the market will not recognize the stock’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. While the Portfolio attempts to outperform the Russell 1000® Value Index, the Portfolio also may under-perform the Russell 1000® Value Index over short or extended periods.

Other Investments:

In addition to investing in common stocks, the Portfolio may also invest to a limited degree in preferred stocks and debt securities when they are believed by the Sub-advisor to offer opportunities for capital growth. Other types of securities in which the Portfolio may invest include:

Foreign Securities.   The Portfolio may invest in securities of foreign issuers in the form of depositary receipts or that are denominated in U.S. dollars. Foreign securities in which the Portfolio may invest include any type of security consistent with its investment objective and policies. The prices of foreign securities may be more volatile than those of domestic securities.

Futures, Options, and Other Derivative Instruments.   The Portfolio may purchase and write put and call options on securities and securities indices, which options may be listed for trading on a national securities exchange or traded over-the-counter. Options transactions may be used to pursue the Portfolio’s investment objective and also to hedge against currency and market risks, but are not intended for speculation. The Portfolio may engage in financial futures transactions on commodities exchanges or boards of trade in an attempt to hedge against market risks.

In addition to options and financial futures, the Portfolio may invest in a broad array of other “derivative” instruments in an effort to manage investment risk, to increase or decrease exposure to an asset class or benchmark (as a hedge or to enhance return), or to create an investment position indirectly. The types of derivatives and techniques used by the Portfolio may change over time as new derivatives and strategies are developed or as regulatory changes occur.

Additional information about the other investments, including options, futures and derivatives that the Portfolio may make and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When a defensive position is deemed advisable because of prevailing market conditions, the Portfolio may invest without limit in high grade debt securities, commercial paper, U.S. Government securities or cash or cash equivalents, including repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum capital growth will be limited.

AST COHEN & STEERS REALTY PORTFOLIO:

Investment Objective: The investment objective of the Portfolio is to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

•       common stocks (including shares in real estate investment trusts),

•       rights or warrants to purchase common stocks,

•       securities convertible into common stocks where the conversion feature represents, in the Sub-advisor’s view, a significant element of the securities’ value, and

•       preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status.   The Portfolio is classified as a “non-diversified” investment company under the 1940 Act, which means the Portfolio is not limited by the Investment Company Act of 1940 in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Sub-advisor expects that the Portfolio will use these techniques on a relatively infrequent basis.

Additional information about these techniques and their risks is included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   When the Sub-advisor believes that market or general economic conditions justify a temporary defensive position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

AST GLOBAL ALLOCATION PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to obtain the highest potential total return consistent with a specified level of risk tolerance.

Principal Investment Policies and Risks:

The Portfolio seeks to achieve its investment objective by investing in several AST Portfolios (the “Underlying Portfolios”) selected by the Investment Manager, government securities and cash. The Trust may, in the future, seek exemptive relief from the provisions of the Investment Company Act of 1940 at which time the Portfolio may invest in other securities including exchange traded funds, (ETFs), and derivatives. The Portfolio actively allocates its assets by investing in shares of a diversified group of Underlying Portfolios. The Portfolio intends its strategy of investing in combinations of Underlying Portfolios to result in investment diversification that an investor could otherwise achieve only by holding numerous investments. The Investment Manager is not, however, responsible for the day-to-day management of the Underlying Portfolios in which the Portfolio invests. The Portfolio is expected to be invested in several Underlying Portfolios at any time. The investment objectives of such Underlying Portfolios will be diversified.

The precise allocation among the Underlying Portfolios, government securities and cash investments will depend on the Investment Manager’s outlook for the markets. Shifts among Underlying Portfolios focused on different asset classes will normally be done gradually and the Investment Manager will not attempt to precisely “time” the market. The Portfolio’s investments in Underlying Portfolios that may invest significant portions of their assets in foreign equity and debt securities are intended to provide additional diversification. The Investment Manager expects that the underlying portfolios in which it invests will normally have at least three different countries represented in the foreign equity category at any given time. However, the Investment Manager does not control investments by the Underlying Portfolios; therefore, the Portfolio may occasionally be invested in Underlying Portfolios that have fewer than three countries represented in the foreign equity category at a particular time. In addition, the Investment Manager may at any time determine that it does not with for the Portfolio to be invested in Underlying Portfolios that have any assets invested in the foreign equity category.

The Investment Manager may change the allocations of its assets among Underlying Portfolios, government securities and cash at any time if the Investment Manager believes that doing so would better enable the Portfolio to pursue its investment objective. In addition, the Portfolio intends to periodically re-balance specific allocations among Underlying Portfolios in order to maintain current target allocations. These adjustments in targets are made based on the Investment Manager’s outlook for the economy, financial markets generally, and the relative market valuation of the asset classes represented by each Underlying Portfolio. Additionally the Portfolio may deviate from its targets or customary investment strategies when, in the Investment Manager’s opinion, it is necessary to do so to pursue the Portfolio’s investment objective or for temporary defensive purposes. Shares of the Underlying Portfolios may be sold for a variety of reasons, such as to effect a change in asset allocation, to secure gains or limit losses, or to re-deploy assets to more promising opportunities.

The Portfolio is subject to a number of risks inherent in certain types of securities held by the Underlying Portfolios. Some of these risks include, but are not limited to the following risks: equity securities may decline because the stock market as a whole declines, or because of reasons specific to a company, such as disappointing earnings or changes in its competitive environment; the Portfolio’s level of risk will increase if a significant portion of the Portfolio is allocated to investment in securities of small-cap companies; and, any fixed income allocation of the Portfolio may be subject to changes in market interest rates and changes in the credit quality of specific issuers. Investment allocation in fixed income securities with intermediate to long maturities, could subject the Portfolio to the risk of substantial declines in the Portfolio’s share price when there are significant changes in market interest rates. The Portfolio’s level of risk will increase if a significant portion of the Portfolio is allocated to investment in lower-rated high yield bonds or in foreign securities. The Portfolio’s allocation of investments in mortgage-backed and asset-backed securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

As a fund that invests in mutual funds (i.e., a fund of funds), the Portfolio would be considered “diversified” because it invests in the securities of the Underlying Portfolios, each of which is a diversified investment company and excluding securities held by the Underlying Portfolios, the Portfolio may “look through” to the Underlying Portfolios to determine its diversification status.

It is expected that the Portfolio normally will be invested in several Underlying Portfolios. It is expected that, at most times, each of these several portfolios will invest primarily in particular asset classes designated by the Investment Manager, and that the Portfolio will be invested in at least one AST Portfolio focused on each of these asset classes. These asset classes include, but are not limited to, “large cap value”, “small cap value”, “large cap growth”, “small cap growth”, international equity and domestic bond (“cap” is short for capitalization, and refers to the level of capitalization of the companies in which a portfolio invests).

Government Securities.   Government securities investments may include, but are not limited to, U.S. Treasury and agency issues. Any cash reserves component will consist of high quality domestic and foreign money market instruments. For additional information about the risks involved with fixed income securities, see this Prospectus under “Certain Risks Factors and Investment Methods.”

Mutual Fund Shares.   Mutual fund shares have risks, and the value of those shares fluctuate. Since the assets of the Portfolio may be invested in shares of the Underlying Portfolios, the investment performance of the Portfolio may be related to the investment performance of the Underlying Portfolios in which the Portfolio may invest. The Portfolio has no control over the Underlying Portfolios’ investment strategies. Finally, the Portfolio, to the extent that it invests in mutual fund shares, may be exposed to the same risks as the Underlying Portfolios in direct proportion to the allocation of its assets among the Underlying Portfolios. These risks include the risks associated with a multi-manager approach to investing.

The Portfolio’s exposure, through the Underlying Portfolios, to international investments subjects the Portfolio to risks posed by political or economic conditions and regulatory requirements of a particular country which may be less stable or mature than in the U.S.

The officers and Trustees of the Portfolio presently serve as officers and Trustees of the Underlying Portfolios. Therefore conflicts may arise as those persons fulfill their fiduciary responsibilities to the Portfolio and to the Underlying Portfolios.

For additional information about the risks involved with mutual funds, see this Prospectus under “Certain Risks Factors and Investment Methods.”

Temporary Investments.   The Portfolio may maintain cash reserves without limitation for temporary defensive or transition purposes. While the Portfolio is in a defensive or transition position, the opportunity to achieve its investment objective of a high level of total return may be limited. Cash reserves also provide flexibility in meeting redemptions and paying expenses.

AST T. ROWE PRICE GLOBAL BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to provide high current income and capital growth by investing in high-quality, foreign and U.S. dollar-denominated bonds.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. To achieve its objectives, the Portfolio intends to invest primarily in all types of high quality bonds including those issued or guaranteed by the U.S. or foreign governments or their agencies and by foreign authorities, provinces and municipalities as well as investment grade corporate bonds and mortgage-related and asset-backed securities of U.S. and foreign issuers.

The Portfolio may also invest in convertible securities and corporate commercial paper; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations; delayed portfolio loans and revolving credit securities; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by federal, state or local governments and their agencies and government-sponsored enterprises; obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and obligations of international agencies or supranational entities.

The Portfolio seeks to moderate price fluctuation by actively managing its maturity structure and currency exposure. The Sub-advisor bases its investment decisions on fundamental market factors, currency trends, and credit quality. The Portfolio generally invests in countries where the combination of fixed-income returns and currency exchange rates appears attractive, or, if the currency trend is unfavorable, where the Sub-advisor believes that the currency risk can be minimized through hedging. These bonds must, at the time of purchase, have received an investment-grade rating from at least one rating agency (or if unrated, must have a Sub-advisor equivalent rating) but could be rated below investment-grade by other agencies. Such bonds are called “split-rated”).

Although the Portfolio expects to maintain an intermediate-to-long weighted average maturity, there are no maturity restrictions on the overall portfolio or on individual securities. The Portfolio may and frequently does engage in foreign currency transactions such as forward foreign currency exchange contracts, hedging its foreign currency exposure back to the dollar or against other foreign currencies (“cross-hedging”). The Sub-advisor also attempts to reduce currency risks through diversification among foreign securities and active management of currency exposures. The Sub-advisor may use foreign forward currency contracts (“forwards”)  to hedge the risk to the Portfolio when foreign currency exchange rate movements are expected to be unfavorable to U.S. investors. The Sub-adviser may use forwards in an effort to benefit from a currency believed to be appreciating in value versus other currencies. The Sub-advisor may also invest in currencies or forwards in cases where the Portfolio does not hold bonds denominated in that currency, for example, in situations where the Sub-advisor wants currency exposure to a particular market but believes that the bonds are unattractive. Under certain circumstances, the Sub-advisor may commit a substantial portion of the Portfolio to currencies  and forwards If the Sub-advisor’s forecast of currency movements proves wrong, this  investment activity may cause a loss. Also, for emerging markets, it is often not possible to hedge the currency risk associated with emerging market bonds because their currency markets are not sufficiently developed.

The Portfolio may also invest up to 20% of its assets in the aggregate in below investment-grade, high-risk bonds (“junk bonds”) and emerging market bonds. Some emerging market bonds, such as Brady Bonds, may be denominated in U.S. dollars. In addition, the Portfolio may invest up to 30% of its assets in mortgage-related (including mortgage-dollar rolls and derivatives, such as collateralized mortgage obligations and stripped mortgage securities) and asset-backed securities.

Like any fixed income fund, the value of the Portfolio will fluctuate in response to changes in market interest rates and the credit quality of particular companies. International fixed income investing, however, involves additional risks that can increase the potential for losses. These additional risks include varying stages of economic and political development of foreign countries, differing regulatory and accounting standards in non-U.S. markets, and higher transaction costs. Because a substantial portion of the Portfolio’s investments are denominated in foreign currencies, exchange rates are also likely to have a significant impact on total Portfolio performance. For example, a rise in the U.S. dollar’s value relative to the Japanese yen will decrease the U.S. dollar value of a Japanese bond held in the Portfolio, even though the price of that bond in yen remains unchanged. Therefore, because of these currency risks and the risks of investing in foreign securities generally, the Portfolio will involve a greater degree of risk and share price fluctuation than a fund investing primarily in domestic fixed income securities, but ordinarily will involve less risk than a fund investing exclusively in foreign fixed income securities. In addition, the Portfolio’s focus on longer maturity bonds will tend to cause greater fluctuations in value when interest rates change. The Portfolio’s investments in mortgage-backed and asset-backed securities could further result in increased volatility, as these securities are sensitive to interest rate changes. Further, these securities carry special risks in the event of declining interest rates, which would cause prepayments to increase, and the value of the securities to decrease.

Types of Debt Securities.   The Portfolio’s investments in debt securities may include securities issued or guaranteed by the U.S. and foreign governments, their agencies, instrumentalities or political subdivisions, securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, InterAmerican Development Bank or the World Bank), bank or bank holding company securities, foreign and domestic corporate debt securities, and commercial paper.

The Portfolio may invest in zero coupon securities, which are securities that are purchased at a discount from their face value, but that do not make cash interest payments. Zero coupon securities are subject to greater fluctuation in market value as a result of changing interest rates than debt obligations that make current cash interest payments.

The Portfolio may invest in Brady Bonds, which are used as a means of restructuring the external debt burden of certain emerging countries. Even if the bonds are collateralized, they are often considered speculative investments because of the country’s credit history or other factors. The Portfolio may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Trust’s expenses, shareholders will also indirectly bear similar expenses of such trusts.

The Portfolio from time to time may invest in debt securities convertible into equities.

Nondiversified Investment Company.   The Portfolio intends to select its investments from a number of country and market sectors, and intends to have investments in securities of issuers from a minimum of three different countries (including the United States). However, the Portfolio is considered a “nondiversified” investment company for purposes of the Investment Company Act of 1940. As such, the Portfolio may invest more than 5% of its assets in the fixed-income securities of individual foreign governments. The Portfolio generally will not invest more than 5% of its assets in any individual corporate issuer, except with respect to certain short-term investments. As a nondiversified fund, a price decline in any one of the Portfolio’s holdings may have a greater effect on the Portfolio’s value than on the value of a fund that is more broadly diversified.

Other Investments:

Swap Agreements.   The Portfolio may enter into interest rate, index, total return, credit default and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return or for the purpose of hedging a portfolio position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

There are risks in the use of swaps. Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Interest rate and currency swaps could result in losses if interest rate or currency changes are not correctly anticipated. Total return swaps could result in losses if the reference index, security or investments do not perform as anticipated. Credit default swaps could result in losses if the sub-advisor does not correctly evaluate the creditworthiness of  the company on which the credit default swap is based.  Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The Portfolio will not enter into a swap agreement with any single counterparty if the net amount owed or to be received under existing contracts with that party would exceed 5% of total assets, or if the net amount owed or to be received by the Portfolio under all outstanding swap agreements will exceed 10% of total assets.

The Portfolio may buy and sell futures contracts (and related options) for a number of reasons including: to manage exposure to changes in interest rates, securities prices and currency exchange rates; as an efficient means of adjusting overall exposure to certain markets; to earn income; to protect the value of portfolio securities; and to adjust the portfolio’s duration. The Portfolio may purchase or write call and put options on securities, financial indices, and foreign currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Additional information on the securities in which the Portfolio may invest and their risks in included below under “Certain Risk Factors and Investment Methods.”

Temporary Investments.   To protect against adverse movements of interest rates, the Portfolio may invest without limit in short-term obligations denominated in U.S. and foreign currencies such as certain bank obligations, commercial paper, short-term government and corporate obligations, repurchase agreements and money market mutual funds managed by the Sub-advisor. Cash reserves also provide flexibility in meeting redemptions and paying expenses. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of high current income and capital growth may be limited.

AST PIMCO LIMITED MATURITY BOND PORTFOLIO:

Investment Objective:   The investment objective of the Portfolio is to seek to maximize total return, consistent with preservation of capital and prudent investment management.

Principal Investment Policies and Risks:

The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in fixed income securities. The 80% investment requirement applies at the time the Portfolio invests its assets. Fixed income securities include:

•       securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises;

•       corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

•       mortgage and other asset-backed securities;

•       inflation-indexed bonds issued by both governments and corporations;

•       structured notes, including hybrid or “indexed” securities, event-linked bonds and loan participations;

•       delayed funding loans and revolving credit securities;

•       bank certificates of deposit, fixed time deposits and bankers’ acceptances;

•       repurchase agreements and reverse repurchase agreements;

•       debt securities issued by state or local governments and their agencies and government-sponsored enterprises;

•       obligations of foreign governments or their subdivisions, agencies and government-sponsored enterprises; and

•       obligations of international agencies or supranational entities.

Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, interest rate or maturity) that the Sub-advisor believes to be relatively undervalued. In selecting fixed income securities, the Sub-advisor uses economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other securities selection techniques. The proportion of the Portfolio’s assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on the Sub-advisor’s outlook for the U.S. and foreign economies, the financial markets, and other factors. The management of duration (a measure of a fixed income security’s expected life that incorporates its yield, coupon interest payments, final maturity and call features into one measure) is one of the fundamental tools used by the Sub-advisor.

The Portfolio will invest in fixed-income securities of varying maturities. The average portfolio duration of the Portfolio generally will vary within a one- to three-year time frame based on the Sub-advisor’s forecast for interest rates. The Portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade (“junk bonds”) but are rated B or higher by Moody’s Investors Services, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) (or, if unrated, determined by the Sub-advisor to be of comparable quality).

Generally, over the long term, the return obtained by a portfolio investing primarily in fixed income securities such as the Portfolio is not expected to be as great as that obtained by a portfolio investing in equity securities. At the same time, the risk and price fluctuation of a fixed income fund is expected to be less than that of an equity portfolio, so that a fixed income portfolio is generally considered to be a more conservative investment. However, the Portfolio can and routinely does invest in certain complex fixed income securities (including various types of mortgage-backed and asset-backed securities) and engage in a number of investment practices (including futures, swaps and dollar rolls) as described below, that many other fixed income funds do not utilize. These investments and practices are designed to increase the Portfolio’s return or hedge its investments, but may increase the risk to which the Portfolio is subject.

Like other fixed income funds, the Portfolio is subject to market risk. Bond values fluctuate based on changes in interest rates, market conditions, investor confidence and announcements of economic, political or financial information. Generally, the value of fixed income securities will change inversely with changes in market interest rates. As interest rates rise, market value tends to decrease. This risk will be greater for long-term securities than for short-term securities. Therefore, the Portfolio’s share price is expected to fluctuate less than the AST PIMCO Total Return Bond Portfolio, because its average duration will be shorter. Certain mortgage-backed and asset-backed securities and derivative instruments in which the Portfolio may invest may be particularly sensitive to changes in interest rates. The Portfolio is also subject to credit risk, which is the possibility that an issuer of a security (or a counterparty to a derivative contract) will default or become unable to meet its obligation. Generally, the lower the rating of a security, the higher its degree of credit risk.

The following paragraphs describe some specific types of fixed-income investments that the Portfolio may invest in, and some of the investment practices that the Portfolio will engage in. More information about some of these investments, including futures, options and mortgage-backed and asset-backed securities, is included below under “Certain Risk Factors and Investment Methods.”

U.S. Government Securities.   The Portfolio may invest in various types of U.S. Government securities, including those that are supported by the full faith and credit of the United States; those that are supported by the right of the issuing agency to borrow from the U.S. Treasury; those that are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others that are supported only by the credit of the instrumentality.

Corporate Debt Securities.   Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including convertible securities and preferred stock. Debt securities may be acquired with warrants attached. The rate of return or return of principal on some debt obligations may be linked or indexed to exchange rates between the U.S. dollar and a foreign currency or currencies.

While the Sub-advisor may regard some countries or companies as favorable investments, pure fixed income opportunities may be unattractive or limited due to insufficient supply or legal or technical restrictions. In such cases, the Portfolio may consider equity securities or convertible bonds to gain exposure to such investments.

Variable and Floating Rate Securities.   Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The interest rates on these securities are tied to other interest rates, such as money-market indices or Treasury bill rates, and reset periodically. While these securities provide the Portfolio with a certain degree of protection against losses caused by rising interest rates, they will cause the Portfolio’s interest income to decline if market interest rates decline.

Inflation-Indexed Bonds.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. The Portfolio may invest in inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Event-Linked Bonds.   Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent upon the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If the trigger event occurs, the Portfolio may lose all or a portion of the amount it invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk.

Mortgage-Related and Other Asset-Backed Securities.   The Portfolio may invest all of its assets in mortgage-backed and other asset-backed securities, including collateralized mortgage obligations and stripped mortgage-backed securities. The value of some mortgage-backed and asset-backed securities in which the Portfolio invests may be particularly sensitive to changes in market interest rates.

Reverse Repurchase Agreements and Dollar Rolls.   In addition to entering into reverse repurchase agreements (as described below under “Certain Risk Factors and Investment Methods”), the Portfolio may also enter into dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The Portfolio forgoes principal and interest paid on the securities sold in a dollar roll, but the Portfolio is compensated by the difference between the sales price and the lower price for the future purchase, as well as by any interest earned on the proceeds of the securities sold. The Portfolio also could be compensated through the receipt of fee income. Reverse repurchase agreements and dollar rolls can be viewed as collateralized borrowings and, like other borrowings, will tend to exaggerate fluctuations in Portfolio’s share price and may cause the Portfolio to need to sell portfolio securities at times when it would otherwise not wish to do so.

Foreign Securities.   The Portfolio may invest up to 30% of its assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Portfolio may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures contracts, and enter into forward foreign currency exchange contracts for the purpose of hedging currency exchange risks arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. The Funds may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Short Sales “Against the Box.”   The Portfolio may sell securities short “against the box.”  For a discussion of this practice, see this Prospectus under “Certain Risk Factors and Investment Methods.”

Derivative Instruments.   The Portfolio may purchase and write call and put options on securities, securities indices and on foreign currencies. The Portfolio may invest in interest rate futures contracts, stock index futures contracts and foreign currency futures contracts and options thereon that are traded on U.S. or foreign exchanges or boards of trade. The Portfolio may also enter into swap agreements with respect to foreign currencies, interest rates and securities indices. The Portfolio may use these techniques to hedge against changes in interest rates, currency exchange rates or securities prices or as part of its overall investment strategy.

For a discussion of futures and options and their risks, see this Prospectus under “Certain Risk Factors and Investment Methods.”  The Portfolio’s investments in swap agreements are described directly below.

Swap Agreements.   The Portfolio may enter into interest rate, index, credit and currency exchange rate swap agreements for the purposes of attempting to obtain a desired return at a lower cost than if the Portfolio had invested directly in an instrument that yielded the desired return. The Portfolio may also enter into options on swap agreements. A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount,” i.e., a specified dollar amount that is hypothetically invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or “cap”; interest floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Portfolio may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. The Portfolio may be either the buyer or seller in a credit default swap transaction. If the Portfolio is a buyer and no event of default occurs, the Portfolio will lose its investment and recover nothing. However, if an event of default occurs, the Portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, the Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if the Portfolio had invested in the reference obligation directly.

Under most swap agreements entered into by the Portfolio, the parties’ obligations are determined on a “net basis.”  Consequently, the Portfolio’s obligations (or rights) under a swap agreement will generally be equal only to a net amount based on the relative values of the positions held by each party.

Whether the Portfolio’s use of swap agreements will be successful will depend on the sub-advisor’s ability to predict that certain types of investments are likely to produce greater returns than other investments. Moreover, the Portfolio may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The swaps market is relatively new and is largely unregulated.

For purposes of applying the Portfolio’s investment policies and restrictions (as stated in this Prospectus and the Trust’s SAI) swap agreements are generally valued by the Portfolios at market value. In the case of a credit default swap sold by a Portfolio (i.e., where the Portfolio is selling credit default protection), however, the Portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Portfolios for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Collateralized Debt Obligations.   The Portfolio may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche,

CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolios as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Prospectus and the Trust’s SAI (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to:  (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

PORTFOLIO TURNOVER:

Each Portfolio may sell its portfolio securities, regardless of the length of time that they have been held, if the Sub-advisor and/or the Investment Manager determines that it would be in the Portfolio’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Sub-advisor’s or Investment Manager’s control. Such transactions will increase a Portfolio’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in a portfolio of investments were replaced during a given period.

Although turnover rates may vary substantially from year to year, the following Portfolios had annual rates of turnover exceeding 100% as of December 31, 2004: AST DeAM Small-Cap Growth, AST Small-Cap Value, AST DeAM Small-Cap Value, AST MFS Growth, AST DeAM Large-Cap Value, T. Rowe Price Global Bond, and AST PIMCO Limited Maturity Bond.

A high rate of portfolio turnover involves correspondingly higher brokerage commission expenses and other transaction costs, which are borne by a Portfolio and will reduce its performance.

NET ASSET VALUE:

The net asset value per share (“NAV”) of each Portfolio is determined as of the time of the close of regular trading on the New York Stock Exchange (the “NYSE”) (which is normally 4:00 p.m. Eastern Time) on each day that the NYSE is open for business. NAV is determined by dividing the value of a Portfolio’s total assets, less any liabilities, by the number of total shares of that Portfolio outstanding. In general, the assets of each Portfolio are valued on the basis of market quotations. However, in certain circumstances where market quotations are not readily available or are believed to be inaccurate, assets are valued by methods that are believed to accurately reflect their fair value. Because NAV is calculated and purchases may be made only on business days, and because securities traded on foreign exchanges may trade on other days, the value of a Portfolio’s investments may change on days when shares cannot be purchased or redeemed.

PURCHASE AND REDEMPTION OF SHARES:

Purchases of shares of the Portfolios may be made only by separate accounts of Participating Insurance Companies for the purpose of investing assets attributable to variable annuity contracts and variable life insurance policies (“Contractholders”), or by qualified plans. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Trust based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests to be effected on that day under the variable annuity contracts and variable life insurance policies. Orders are effected on days on which the NYSE is open for trading. Orders received by the Participating Insurance Company before the regular trading on the NYSE (which is normally 4:00 P.M. Eastern Standard Time) are effected at the NAV determined as of the NYSE close on that same day. Orders received after the NYSE close are effected at the NAV calculated the next business day. Payment for redemptions will be made within seven days after the request is received. The Trust does not assess any transaction or other surrender fees, either when it sells or when it redeems its securities. However, surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the variable annuity contracts or variable life insurance policies. Please refer to the prospectuses for the variable annuity contracts and variable insurance policies for further information on these fees.

As of the date of this Prospectus, American Skandia Life Assurance Corporation (“ASLAC”), Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey (collectively, “Prudential Insurance”), and Kemper Investors Life Insurance Company are the only Participating Insurance Companies. Certain conflicts of interest may arise as a result of investment in the Trust by various insurance companies for the benefit of their Contractholders and by various qualified plans. These conflicts could arise because of differences in the tax treatment of the various investors, because of actions of the Participating Insurance Companies and/or the qualified plans, or other reasons. The Trust does not currently expect that any material conflicts of interest will arise. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts and to determine what action, if any, should be taken in response to such conflicts. Should any conflict arise that would require a substantial amount of assets to be withdrawn from the Trust, orderly portfolio management could be disrupted.

The Trust is part of the group of investment companies advised by PI and/or ASISI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect performance and the interests of long-term investors. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because ASLAC, Prudential Insurance and other insurance companies maintain the individual contract owner accounts for investors in the Trust Portfolios. In particular, each insurance company submits to the Trust transfer agent aggregate orders combining the transactions of many investors, and therefore the Trust and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each Participating Insurance Company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Fund receives reports on the trading restrictions imposed by ASLAC and Prudential Insurance on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Trust and its transfer agent reserve the right to reject all or a portion of a purchase order from a Participating Insurance Company. If a purchase order is rejected, the purchase amount will be returned to the Participating Insurance Company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the Participating Insurance Companies to prevent such trading, there is no guarantee that the Fund or the Participating Insurance Companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

MANAGEMENT OF THE TRUST:

Investment Managers:   ASISI, One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to a total of 60 investment company portfolios (including the Portfolios of the Trust). ASISI serves as co-manager of the Trust along with Prudential Investments LLC (“PI”) (each an “Investment Manager” and together the “Investment Managers”). PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the

Prudential mutual funds. As co-manager, PI also provides supervision and oversight of ASISI’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with ASISI and PI, (the “Management Agreements”), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers have engaged Sub-advisors to conduct the investment programs of each Portfolio, including the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Sub-advisors and reporting on such activities to the Trustees. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust has obtained an exemption from the Securities and Exchange Commission that permits the Investment Managers, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the Sub-advisors by the Investment Managers and the Trustees.

Sub-advisors:   Information about each of the Trust’s Sub-advisors is set forth below. The Trust’s Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of Trust securities by each portfolio manager.

Cohen & Steers Capital Management, Inc. (“Cohen & Steers”), 757 Third Avenue, New York, New York 10017, acts as the Sub-advisor for the AST Cohen & Steers Realty Portfolio. Cohen & Steers is the leading U.S. manager of portfolios dedicated to investments in real estate investment trusts (“REITS”). As of December 31, 2004, Cohen & Steers managed approximately $18.3 billion in assets.

Robert H. Steers, and Martin Cohen, Co-Chairmen and Co-Chief Executive Officers, formed Cohen & Steers in 1986 and have been responsible for the day-to-day management of the AST Cohen & Steers Realty Portfolio since its inception.

Deutsche Asset Management, Inc. (“DAMI”), 345 Park Avenue, New York, New York 10154, serves as Sub-advisor to the AST DeAM Small-Cap Growth Portfolio, the AST DeAM Small-Cap Value Portfolio, and the AST DeAM LargeCap Value Portfolio. DAMI was founded in 1838 as Morgan Grenfell Inc. and has provided asset management services since 1953. As of December 31, 2004, as part of Deutsche Asset Management group (“DeAM”), DAMI managed approximately $37.9 billion of DeAM Americas’ $731 billion in assets.

Janet Campagna and Robert Wang have been the co-portfolio managers for the AST DeAM Small-Cap Growth Portfolio, the AST DeAM Small-Cap Value Portfolio and the AST DeAM Large-Cap Value Portfolio since May 2003. Ms. Campagna, a Managing Director, joined DAMI in 1999 and is head of global and tactical asset allocation. Prior to joining DAMI, she served as investment strategist and manager of the asset allocation strategies group for Barclays Global Investors from 1994 to 1999. Mr. Wang, a Managing Director, joined DAMI in 1995 as portfolio manager for asset allocation and serves as senior portfolio manager for multi asset class quantitative strategies.

The Trust’s Statement of Additional Information provides additional information about the portfolio managers’ investments in the Trust, a description of their compensation structure, and information regarding other accounts they manage.

Federated Equity Management Company of Pennsylvania (“Federated Equity”), Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779, serves as Sub-advisor for the AST Federated Aggressive Growth Portfolio. Federated Advisory Services Company (“Federated Services”), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Portfolio. Federated Global Investment Management Corp. (“Federated Global”), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Sub-Sub-advisor for the AST Federated Aggressive Growth Portfolio. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2004 were approximately $216 billion.

The portfolio managers responsible for management of the AST Federated Aggressive Growth Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since its inception in October 2000. Mr. Shah joined Federated Equity’s parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global’s Kaufman Investment Area. They joined Federated Global’s parent company in April 2001. Mr. Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr. Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr. Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity’s parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

Goldman Sachs Asset Management, L.P. (“GSAM”), is located at 32 Old Slip, New York, New York 10005. GSAM registered as an investment advisor in 1990. GSAM serves as investment Sub-advisor for the AST Goldman Sachs Mid-Cap Growth Portfolio. GSAM serves as investment manager for a wide range of clients including pension funds, foundations and insurance companies and individual investors. GSAM, along with other units of the Investment Management Division of Goldman Sachs, managed approximately $451.3 billion in assets as of December 31, 2004.

The portfolio managers responsible for the day-to-day management of the AST Goldman Sachs Mid-Cap Growth Portfolio are Herbert Ehlers, Dave Shell, Steve Barry, Greg Ekizian, Kenneth Berents, Andy Pyne, Scott Kolar, Ernest Segundo, Prashant Khemka, Warren Fisher, Mark Gordon, Joe Hudepohl, Adria Markus, Derek Pilecki, Jeff Rabinowitz, and Chuck Silberstein.

Herbert Ehlers is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer for the Growth Team, and has been the lead manager of the strategy since its inception in 1981. Mr. Ehlers served as CEO of Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. His investment experience spans 39 years and all types of markets, including institutional investment research at Parker Hunter, portfolio management of private investment partnerships, and senior financial positions at U.S. Home and Penn Central Corporation. Mr. Ehlers founded Liberty’s predecessor firm, Eagle Asset Management, in 1980. He graduated with honors from Lehigh University in 1962 with a B.A. in Mathematics and received his M.S. degree in Management Science with high honors from the Graduate School of Business at Lehigh in 1964.

Dave Shell is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer, and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Mr. Shell was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987. Mr. Shell earned a B.A. in Finance from the University of South Florida in 1987.

Steve Barry is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in media, communications and technology. He is also responsible for the team’s Mid-Cap Growth Strategy. Prior to joining Goldman Sachs in June 1999, he was a portfolio manager at Alliance Capital Management. During Mr. Barry’s eleven-year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. Mr. Barry earned a B.A. in Mathematics and Economics from Boston College in 1985.

Greg Ekizian is a Managing Director of Goldman, Sachs & Co. He is a Chief Investment Officer and a Senior Portfolio Manager for the Growth Team. He has primary responsibility for investment research in household products, pharmaceuticals, restaurants, consumer promotion, and lodging. Mr. Ekizian was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1990. His prior experience includes investment research analysis, portfolio management, and mergers and acquisitions analysis with Shearson Lehman Hutton and PaineWebber. Greg is a 1985 graduate of Lehigh University and earned his M.B.A. in Finance from the University of Chicago Graduate School of Business in 1990.

Kenneth Berents is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the newspaper, publishing, rating agencies and advertising industries. Prior to joining Goldman Sachs in September 2000, Mr. Berents served for seven years as Managing Director and Director of Research for First Union Securities, Inc. (formerly Wheat First Union and now Wachovia Securities), where he also headed the firm’s investment committee. His 24 years of experience include being a media analyst at Alex. Brown & Sons, Wheat First Butcher Singer, and Legg Mason. In 1995, he was named an All Star analyst by the Wall Street Journal for his newspaper work. Before Wall Street, he was an award-winning journalist for the Baltimore Evening Sun, where he covered economics and politics. Mr. Berents earned an A.B. from Villanova University in 1971, an M.A. from the University of Missouri in 1973. He was an Alfred P. Sloan Fellow in Economics at Princeton University in 1980.

Andy Pyne is a senior portfolio manager for the Growth Team. As a member of the Investment Committee, he contributes to overall portfolio strategy and portfolio construction, and is responsible for product management. Previously, he was responsible for investment products for Goldman’s U.S. mutual funds business. Prior to joining Goldman Sachs in 1997, Mr. Pyne was head of product management at Van Kampen Investments. Andy graduated magna cum laude with a B.A. in Business/Economics from Wheaton College (IL).

Scott Kolar is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in technology and software, and had previously been the team’s information systems specialist, designing and implementing its technology infrastructure. Mr. Kolar is also Co-Head of Global Technology Research for GSAM. He worked at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He earned a B.A. in Government from Harvard University in 1994.

Ernest Segundo is a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in retail, energy and tobacco. Mr. Segundo was a senior portfolio manager at Liberty Investment Management prior to Goldman Sachs Asset Management’s acquisition of Liberty in January 1997. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1992. His prior experiences include work as an equity research analyst with Fidelity Management & Research Company. Mr. Segundo graduated summa cum laude and first honor graduate with a B.S. in Mathematical Economics from the United States Military Academy in 1985. He earned an M.B.A. in Finance and Investment Management from Stanford Graduate School of Business in 1992.

Prashant Khemka is a Co-Chair of the Investment Committee and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in the telecom services industries, including wireless, satellite, local and long haul data services. Prior to joining Goldman Sachs in May 2000, Mr. Khemka was an assistant portfolio manager in the Fundamental Strategies group at State Street Global Advisors. He graduated with honors from Bombay University with a B.E. in Mechanical Engineering. He earned an M.B.A. in Finance from the Owen Graduate School of Management at Vanderbilt University and received Matt Wiggington leadership award for outstanding performance in finance.

Warren Fisher is a portfolio manager for the Growth Team. He has primary responsibility for investment research in financial services, computer services, and mid-cap companies. Mr. Fisher joined Goldman Sachs Asset Management in June of 1994. Prior to joining the Growth Team in January 1999, Warren was an analyst in Goldman Sachs Asset Management’s Finance Group. Warren earned a B.S. in Accounting from Lehigh University in 1994.

Mark R. Lockhart Gordon is a Vice President of Goldman Sachs. Mr. Gordon is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the retail, transportation, and health services industries. Prior to joining Goldman Sachs in August 2000, Mr. Gordon worked for Lehman Brothers as an investment banking analyst in the mergers and acquisitions group. Mr. Gordon earned a B.A., with honors, in Modern Culture and Media and in Religion Studies from Brown University and an M.A. in Humanities from Stanford University. Mr. Gordon earned an M.B.A., with honors, in Analytic Finance and Economics from the University of Chicago in June 2000. Mr. Gordon has earned the C.F.A. designation.

Joe Hudepohl is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the cable and satellite, entertainment, travel, gaming and lodging industries. Prior to joining the Growth Team in July 1999, Mr. Hudepohl was an analyst in the Investment Banking Division of Goldman Sachs, where he worked in the High Technology Group. A two-time Olympic Gold Medalist in swimming, he competed in the 1992 Barcelona and 1996 Atlanta Olympic Games. Joe graduated with a B.A. in Economics from Stanford University in 1997.

Adria Markus is a portfolio manager for the Growth Team. She has primary responsibility for investment research in retail, media, and mid-cap companies. Prior to joining Goldman Sachs in July 2001, Ms. Markus was an equity research analyst at Epoch Partners, responsible for covering consumer Internet and media companies. Prior to joining Epoch Partners, Adria was an equity research analyst with Bear Stearns’ Media Group, a team that has consistently ranked among the top three in the Institutional Investor All-America survey. While working at Bear Stearns, Ms. Markus focused primarily on the cable and interactive television industries. Ms. Markus earned a B.A. in English Literature from the University of Michigan in 1994 and received an M.B.A. from the Yale School of Management in 1999.

Derek Pilecki is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the banking, insurance and specialty finance industries. Prior to joining Goldman Sachs in December 2002, Mr. Pilecki was a portfolio manager and equity analyst at Clover Capital Management, and before that he worked at Fannie Mae as a financial analyst with a focus on mortgage portfolio strategy. He earned a B.A. in Economics from Duke University and an M.B.A., with honors, in Finance and Accounting from the University of Chicago Graduate School of Business.

Jeff Rabinowitz is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the communications, technology, and wireless services industries. Prior to joining Goldman Sachs in May 1999, Mr. Rabinowitz was a senior software engineer at Motorola, Inc., where he was responsible for product development of digital wireless phones. Mr. Rabinowitz earned a B.S., with honors, Electrical Engineering from Florida Atlantic University. He received his M.B.A. in Finance with Distinction from the Wharton School of the University of Pennsylvania and graduated as a Palmer Scholar in 1999.

Chuck Silberstein is a portfolio manager for the Growth Team. He has primary responsibility for investment research in the biotechnology and pharmaceutical industries. Prior to joining Goldman Sachs in July 2000, Dr. Silberstein was an equity research analyst at Barington Capital Group, responsible for the biotechnology industry. He earned a B.S. in Biology from Yeshiva University. He earned an M.D. with Distinction in Developmental Neurobiology Research from the Albert Einstein College of Medicine in 1995 and an M.B.A. in Finance from Columbia Business School in 2000.

Integrity Asset Management (“Integrity”), with principal offices at 9900 Corporate Campus Drive, Suite 3000, Louisville, KY 40223, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). Integrity was founded in 2003, and is 100% owned by active, full-time employees. Integrity manages more than $445 million in U.S. value equity portfolios utilizing a team approach.

Integrity Asset Management employs a team of investment professionals to manage the AST Small-Cap Value Portfolio. The lead managers of the investment team are Daniel G. Bandi, CFA, Adam I. Friedman, and Daniel J. DeMonica, CFA.

Daniel G. Bandi, CFA, serves as the lead portfolio manager for the portion of the Portfolio managed by Integrity. Mr. Bandi is the chief investment officer for value equities at Integrity, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Bandi served as managing director of equity investment for National City Investment Management Company from 1998 to 2003. Mr. Bandi received his B.A. degree in economics from the University of Pittsburgh, and his M.B.A. in finance from Texas A&M University—Commerce. Mr. Bandi has managed the Portfolio since Integrity became one of its sub-advisors in November 2004.

Adam I. Friedman is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. Prior to joining Integrity, Mr. Friedman was Senior Portfolio Manager for National City Investment Management Co. from 1998 to 2003. Mr. Friedman earned his Bachelor of Science degree in Psychology/Pre-Med from the University of Maryland in 1987, and an MBA in Finance from Case Western University in 1990.

Daniel J. DeMonica, CFA is a Senior Portfolio Manager, and has served in this capacity with Integrity since 2003. From 1997 to 2003, prior to joining Integrity, Mr. DeMonica was a Portfolio Manager and Security Analyst for National City Investment Management Co. Mr. DeMonica earned his Bachelor of Arts degree in Finance from Indiana University in 1994, and an MBA in Finance from Case Western University in 2000.

J. P. Morgan Investment Management Inc. (“J.P. Morgan”), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as Sub-advisor for the AST JPMorgan International Equity Portfolio (formerly, AST Strong International Equity Portfolio) and for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers, and act as investment advisor to individual and institutional clients with combined assets under management of approximately $791 billion as of December 31, 2004.

The portfolio managers responsible for the day-to-day management of the AST JPMorgan International Equity Portfolio are James WT Fisher and Timothy Leask. Mr. Fisher, a Managing Director of J.P. Morgan, is a portfolio manager in the Global Portfolios Group based in London. He joined J.P. Morgan in 1985. Mr. Leask, a Vice President of J.P. Morgan, is a client portfolio manager in the International Equity Portfolios group based in New York. He joined J.P. Morgan in 1997. They have managed the Portfolio since J. P. Morgan became its sub-advisor in February 2004.

The portfolio managers responsible for day-to-day management of the portion of the AST Small-Cap Value Portfolio managed by J.P. Morgan are Christopher T. Blum and Dennis S. Ruhl. Mr. Blum, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001 and is currently responsible for managing structured small-cap core and small-cap value accounts. Previously, Mr. Blum spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Mr. Blum earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation. Mr. Ruhl, a vice president, is a portfolio manager in the U.S. Small Cap Equity Group. An employee since 1999, his current responsibility includes managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl holds dual bachelor’s degrees in mathematics and computer science and a master’s degree in computer science, all from MIT. Mr. Ruhl serves on the Board of Directors of Minds Matter, a nonprofit mentoring organization, as well as the MIT Club of New York, and is a CFA charterholder. They have managed the Portfolio since J.P. Morgan became one of its sub-advisors in November 2004.

Lee Munder Investments, Ltd. (“Lee Munder”), with principal offices at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Sub-advisor for a portion of the AST Small-Cap Value Portfolio (formerly, AST Gabelli Small-Cap Value Portfolio). , Lee Munder was founded in 2000 and is 77% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2004, Lee Munder managed approximately $3.1 billion in assets.

R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 14 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its sub-advisors in November 2004.

Marsico Capital Management, LLC (“MCM”), located at 1200 17th Street, Suite 1600, Denver, CO 80202, serves as Sub-adviser to the AST Marsico Capital Growth Portfolio. MCM was organized in September 1997 as a registered investment adviser and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. MCM provides investment management services to other mutual funds and private accounts and, as of December 31, 2004, had approximately $44 billion under management. Thomas F. Marsico is the founder and Chief Executive Officer of the Adviser.

Thomas F. Marsico is the Chief Investment Officer of Marsico Capital Management and manages the AST Marsico Capital Growth Portfolio. Mr. Marsico has over 20 years of experience as a securities analyst and a portfolio manager. Prior to forming MCM, Mr. Marsico served as the portfolio manager of the Janus Twenty Fund from January 31, 1988 through August 11, 1997, and served as portfolio manager for the Janus Growth and Income Fund from May 31, 1991 (the Fund’s inception date) through August 11, 1997.

Massachusetts Financial Services Company (“MFS”), which is located at 500 Boylston Street, Boston, Massachusetts 02116, serves as Sub-advisor for the AST MFS Global Equity Portfolio and the AST MFS Growth Portfolio. MFS and its predecessor organizations have a history of money management dating from 1924. As of December  31, 2004, the net assets under the management of the MFS organization were approximately $143.2 billion.

David R. Manheim, a Senior Vice President of MFS, manages the AST MFS Global Equity Portfolio. He is the Director of Equity Portfolio Management and serves on the MFS Investment Management Committee. He participates in the research process and strategy discussions, and maintains overall responsibility for portfolio construction, final buy and sell decisions, and risk management. Mr. Manheim joined MFS in 1988 as an Equity Research Analyst following non-U.S. Securities. He was named a Portfolio Manager in 1992. Prior to joining MFS, Mr. Manheim worked as a lending officier for Midlantic National Bank. He has earned a master’s degree from MIT and a bachelor’s from Amherst College.

Simon Todd, ASIP, CFA, acts as a co- portfolio manager to the Global Equity Portfolio. Mr. Todd is a Vice President of MFS and a Global Equity Research Analyst. He joined MFS in 2000. Before that, he spent three years as a U.K. and European Equity Analyst for Phillips & Drew in London and one year as a Trainee Chartered Accountant for KPMG in London. Mr. Todd is an Associate of the Society of Investment Professionals as well as a member of the CFA insititute. He received an M.A. degree from Oxford University, Brasenose College.

The portfolio manager responsible for the management of the AST MFS Growth Portfoliois Stephen Pesek. Mr. Pesek, a Senior Vice President of MFS, has managed the Portfolio since its inception and has been employed by MFS in the investment management area since 1994.

Neuberger Berman Management Inc. (“NB Management”), 605 Third Avenue, New York, NY 10158, serves as Sub-advisor for the AST Neuberger Berman Mid-Cap Growth Portfolio. NB Management and its predecessor firms have specialized in the management of mutual funds since 1950. Neuberger Berman, LLC, an affiliate of NB Management, acts as a principal broker in the purchase and sale of portfolio securities for the Portfolios for which it serves as Sub-advisor, and provides NB Management with certain assistance in the management of the Portfolios without added cost to the Portfolios or ASISI. NB Management and its affiliates manage securities accounts, including mutual funds, that had approximately $89.2 billion of assets as of December 31, 2004. NB Management is a subsidiary of Lehman Brothers Holdings Inc.

The AST Neuberger Berman Mid-Cap Growth Portfolio is managed by a team lead by Jon D. Brorson, consisting of the following lead portfolio managers, each of whom has managed the Portfolio since January 2003. Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading. Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985. Each team member is a Vice President of NB Management and a Managing Director of Neuberger Berman, LLC.

Pacific Investment Management Company LLC (“PIMCO”) serves as Sub-advisor for the AST PIMCO Limited Maturity Bond Portfolio. PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 is an investment counseling firm founded in 1971. As of December 31, 2004, PIMCO had approximately $445.7 billion of assets under management. PIMCO is an investment counseling firm that was founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P. (“AGI LP”), with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO.  AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft (“Allianz AG”). Allianz of America, Inc. is wholly-owned by Allianz AG. Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company.  Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Global Investors of America L.P. and is a California-based insurance company.

AST PIMCO Limited Maturity Bond Portfolio: Paul A. McCulley is managing director, generalist portfolio manager, member of the investment committee and head of PIMCO’s Short-Term Desk. He also leads PIMCO’s Cyclical Economic Forum and is author of the monthly research publication Fed Focus. Mr. McCulley joined the firm in 1999, previously serving as Chief Economist for the Americas for UBS Warburg. From 1996 and 1998, he was named to six seats on the Institutional Investor All-America Fixed Income Research team. He has twenty-one years of investment experience and holds a bachelor’s degree from Grinnell College and an MBA from Columbia University Graduate School of Business.

Prudential Investments LLC (“PI”) serves as Advisor for the AST Global Allocation Portfolio.  PI is located at 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102.  The portfolio is managed by PI’s Strategic Investment Research Group (SIRG). As of December 31, 2004, SIRG had approximately $232 million in assets under management.

As Director of the Strategic Investment Research Group, James G. Russell, CIMA, CFA has overall responsibility for PI’s investment research efforts and is chairman of the Investment Committee for the Strategic Partners family of funds.  Prior to joining Prudential Investments in 2000, Mr. Russell managed the asset management and asset allocation businesses at Diversified Investment Advisors, a $60 billion institutional asset management firm, and managed a division of Evaluation Associates Incorporated, a national investment management consulting organization.  He is a graduate of Colgate University, holds the Charter in Financial Analysis (CFA) awarded by the CFA Institute, and is a holder of the Certified Investment Management Analyst designation awarded by the Investment Management Consultants Association and The Wharton School of the University of Pennsylvania.

Christopher D. Piros, Ph.D., CFA heads the portfolio management team. In addition to the AST Global Allocation Portfolio, the team is responsible for four asset allocation portfolios within the Prudential Series Funds and three asset allocation portfolios within the Strategic Partners family of funds.  As Director of Investment Strategy & Portfolio Management, Dr. Piros also directs SIRG’s capital market, investment strategy, and economic research.  Prior to joining Prudential, he was a Senior Vice President and Portfolio Manager with MFS Investment Management (1989-2000) and an Executive-in-Residence at the Boston University School of Management (2001-2002).  He has also served on the finance faculty of Duke University’s Fuqua School of Business. He is a graduate of Northwestern University and holds a Ph.D. in Economics from Harvard University.

Brian K. Ahrens, CIMA is Director of Investment Manager Research.  His team of analysts covers over 100 managers and 250 different investment styles representing approximately $30 billion in managed assets.  Mr. Ahrens has been with Prudential for over 10 years.  Mr. Ahrens graduated from James Madison University and earned his M.B.A. in Finance from the Stern School of Business at New York University.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Natural Resources Portfolio. T. Rowe Price was founded in 1937 by the late Thomas Rowe Price, Jr. As of December 31, 2004, the firm and its affiliates managed approximately $235 billion for approximately eight million individual and institutional accounts.

T. Rowe Price manages the Portfolio through an Investment Advisory Committee. The Committee Chairman has day-to-day responsibility for managing the Portfolio and works with the Committee in developing and executing the Portfolio’s investment program.

Charles M. Ober is the Investment Advisory Committee Chairman for the AST T. Rowe Price Natural Resources Portfolio. Mr. Ober is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager and Research Analyst in the Equity Division. As an analyst, he covers global energy majors. Mr. Ober is President of the T. Rowe Price New Era Fund and Chairman of the Fund’s Investment Advisory Committee. He also serves as a Vice President and Investment Advisory Committee member of the T. Rowe Price Real Estate Fund. Before joining the firm in 1980, Mr. Ober was employed as an Equity Analyst with Morgan Guaranty Trust in New York for five years, during which period he followed 12 industries. Mr. Ober earned a B.A. from Cornell University and an M.B.A. in Finance from Columbia University. He has also earned the Chartered Financial Analyst accreditation.

T. Rowe Price International, Inc. (“T. Rowe International”), 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-advisor for the AST T. Rowe Price Global Bond Portfolio. T. Rowe International is a wholly-owned subsidiary of T. Rowe Price and the successor of Rowe Price-Fleming International, Inc., a joint venture in which T. Rowe Price was a participant that was founded in 1979. T. Rowe International is one of the world’s largest international mutual fund asset managers with approximately $23 billion under management as of December 31, 2004 in its offices in Baltimore, London, Tokyo, Hong Kong, Singapore, Buenos Aires and Paris.

The AST T. Rowe Price Global Bond Portfolio has an investment advisory group that has day-to-day responsibility for managing the Portfolio and developing and executing the Portfolio’s investment program. The advisory group consists of Ian Kelson, Christopher Rothery, Daniel O. Shackelford, Brian Brennan and Michael Conelius. Mr. Kelson is the lead member of the Portfolio’s advisory group, responsible for implementing and monitoring the Portfolio’s overall investment strategy. Mr. Kelson joined T. Rowe Price International in November 2000 and is the firm’s Head of International Fixed Income. From 1989 to 1999, Mr. Kelson was Head of Fixed Income at Morgan Grenfell/Deutsche Asset Management (“Morgan Grenfell”) where he was responsible for $50 billion in global fixed income assets. Mr. Rothery joined T. Rowe Price International in 1994 and has 16 years of experience managing multi-currency fixed-income portfolios.  Mr. Rothery is responsible for making recommendations regarding the Portfolio’s non-U.S. investment grade investments. Mr. Shackelford joined T. Rowe Price in 1999; prior to that he was the Principal and Head of Fixed Income for Investment Counselors of Maryland. Mr. Brennan joined T. Rowe Price in 2000; prior to that he was a fixed income manager at Howard Hughes Medical Institute. Mr. Shackelford and Mr. Brennan are responsible for making recommendations regarding the fund’s U.S. investment-grade investments. Mr. Conelius joined T. Rowe Price International in 1995 and focuses on the Portfolio’s emerging market sovereign debt investments.

Fees and Expenses:

Investment Management Fees.   ASISI receives a fee, payable each month, for the performance of its services. ASISI pays each Sub-advisor a portion of such fee for the performance of the Sub-advisory services at no additional cost to any Portfolio. The Investment Management fee for each Portfolio will differ, reflecting the differing objectives, policies and restrictions of each Portfolio. Each Portfolio’s fee is accrued daily for the purposes of determining the sale and redemption price of the Portfolio’s shares. The Portfolios do not pay any fee to PI.

The fees paid to ASISI for the fiscal year ended December 31, 2004, stated as a percentage of the Portfolio’s average daily net assets, were as follows:

Portfolio:	Annual Rate:
AST JP Morgan International Equity	1.00
AST MFS Global Equity	1.00
AST DeAM Small-Cap Growth	0.95
AST Federated Aggressive Growth	0.95
AST Small-Cap Value	0.90
AST DeAM Small-Cap Value	0.95
AST Goldman Sachs Mid-Cap Growth	1.00
AST Neuberger Berman Mid-Cap Growth	0.90
AST T. Rowe Price Natural Resources	0.90
AST MFS Growth	0.90
AST Marsico Capital Growth	0.90
AST DeAM Large-Cap Value	0.85
AST Cohen & Steers Realty	1.00
AST Global Allocation(1)	0.89
AST T. Rowe Price Global Bond	0.80
AST PIMCO Limited Maturity Bond	0.65

(1)          The AST Global Allocation Portfolio invests primarily in shares of other AST Portfolios (the “Underlying Portfolios”). The only management fee directly paid by the Portfolio is a 0.10% fee paid to ASISI and PI. The management fee shown in the chart for the Portfolio is (i) that 0.10% management fee paid by the Portfolio plus (ii) an estimate of the management fees paid by the Underlying Portfolios, which are borne indirectly by investors in the Portfolio. The estimate was calculated as based on the percentage of the Portfolio invested in each Underlying Portfolio as of December 31, 2004 using the management fee rates shown in the chart above.

For more information about investment management fees, including voluntary fee waivers and the fee rates applicable at various asset levels, and the fees payable by ASISI to each of the Sub-advisors, please see the Trust’s SAI under “Investment Advisory and Other Services.”

Other Expenses.   In addition to Investment Management fees, each Portfolio pays other expenses, including costs incurred in connection with the maintenance of its securities law registrations, printing and mailing prospectuses and statements of additional information to shareholders, certain office and financial accounting services, taxes or governmental fees, brokerage commissions, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholder meetings. The Trust may also pay Participating Insurance Companies for printing and delivery of certain documents (including prospectuses, semi-annual and annual reports and any proxy materials) to holders of variable annuity contracts and variable life insurance policies whose assets are invested in the Trust as well as for other services. Currently, each Portfolio pays each Participating Insurance Company 0.10% on assets attributable to that company.

Distribution Plan.   Until November 18, 2004, the Trust utilized a Distribution Plan (the “Distribution Plan”) under Rule 12b-1 under the Investment Company Act of 1940 that permitted American Skandia Marketing, Incorporated (“ASM”) and affiliates of ASISI and PI (the “Distributor”) to receive brokerage commissions in connection with purchases and sales of securities held by the Portfolios, and to use those commissions to promote the sale of shares of the Portfolios. Under the Distribution Plan, transactions for the purchase and sale of securities for a Portfolio were directed to certain brokers for execution (“clearing brokers”) who agreed to pay part of the brokerage commissions received on these transactions to the Distributor for “introducing” transactions to the clearing broker. In turn, the Distributor used the brokerage commissions received as an introducing broker to pay various distribution-related expenses, such as advertising, printing of sales materials, and payments to dealers. The Portfolios did not pay any separate fees or charges under the Distribution Plan, and it was expected that the brokerage commissions paid by a Portfolio would not increase as the result of the Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

TAX MATTERS:

Each Portfolio intends to distribute substantially all its net investment income. Dividends from investment income are expected to be declared and distributed annually, although the Trustees of the Trust may decide to declare dividends at other intervals. Similarly, any net realized long- and short-term capital gains of each Portfolio will be declared and distributed at least annually either during or after the close of the Portfolio’s fiscal year. Distributions will be made to the various separate accounts of the Participating Insurance Companies and to qualified plans (not to holders of variable insurance contracts or to plan participants) in the form of additional shares (not in cash). The result is that the investment performance of the Portfolios, either in the form of dividends or capital gains, will be reflected in the value of the variable contracts or the qualified plans.

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders, and plan participants should consult any applicable plan documents for information on the federal income tax consequences to such participants. In addition, variable contract owners and qualified plan participants may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

The following is a description of certain securities and investment methods that the Portfolios may invest in or use, and certain of the risks associated with such securities and investment methods. The primary investment focus of each Portfolio is described above under “Investment Objective and Policies” and an investor should refer to that section to obtain information about each Portfolio. In general, whether a particular Portfolio may invest in a specific type of security or use an investment method is described above or in the Trust’s SAI under “Investment Objectives and Policies.” As noted below, however, certain risk factors and investment methods apply to all or most of the Portfolios.

DERIVATIVE INSTRUMENTS:

To the extent permitted by the investment objectives and policies of a Portfolio, a Portfolio may invest in securities and other instruments that are commonly referred to as “derivatives.” For instance, a Portfolio may purchase and write (sell) call and put options on securities, securities indices and foreign currencies, enter into futures contracts and use options on futures contracts, and enter into swap agreements with respect to foreign currencies, interest rates, and securities indices. In general, derivative instruments are securities or other instruments whose value is derived from or related to the value of some other instrument or asset.

There are many types of derivatives and many different ways to use them. Some derivatives and derivative strategies involve very little risk, while others can be extremely risky and can lead to losses in excess of the amount invested in the derivative. A Portfolio may use derivatives to hedge against changes in interest rates, foreign currency exchange rates or securities prices, to generate income, as a low cost method of gaining exposure to a particular securities market without investing directly in those securities, or for other reasons.

The use of these strategies involves certain special risks, including the risk that the price movements of derivative instruments will not correspond exactly with those of the investments from which they are derived. In addition, strategies involving derivative instruments that are intended to reduce the risk of loss can also reduce the opportunity for gain. Furthermore, regulatory requirements for a Portfolio to set aside assets to meet its obligations with respect to derivatives may result in a Portfolio being unable to purchase or sell securities when it would otherwise be favorable to do so, or in a Portfolio needing to sell securities at a disadvantageous time. A Portfolio may also be unable to close out its derivatives positions when desired. There is no assurance that a Portfolio will engage in derivative transactions. Certain derivative instruments and some of their risks are described in more detail below.

Options.   Most of the Portfolios may purchase or write (sell) call or put options on securities, financial indices or currencies. The purchaser of an option on a security or currency obtains the right to purchase (in the case of a call option) or sell (in the case of a put option) the security or currency at a specified price within a limited period of time. Upon exercise by the purchaser, the writer (seller) of the option has the obligation to buy or sell the underlying security at the exercise price. An option on a securities index is similar to an option on an individual security, except that the value of the option depends on the value of the securities comprising the index, and all settlements are made in cash.

A Portfolio will pay a premium to the party writing the option when it purchases an option. In order for a call option purchased by a Portfolio to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and other transaction costs. Similarly, in order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and other transaction costs.

Generally, the Portfolios will write call options only if they are covered (i.e., the Portfolio owns the security subject to the option or has the right to acquire it without additional cost or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated on the Portfolios’ records). By writing a call option, a Portfolio assumes the risk that it may be required to deliver a security for a price lower than its market value at the time the option is exercised. Effectively, a Portfolio that writes a covered call option gives up the opportunity for gain above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security decline. A Portfolio will write call options in order to obtain a return from the premiums received and will retain the premiums whether or not the options are exercised, which will help offset a decline in the market value of the underlying securities. A Portfolio that writes a put option likewise receives a premium, but assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.

A Portfolio may sell an option that it has previously purchased prior to the purchase or sale of the underlying security. Any such sale would result in a gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the option. A Portfolio may terminate an option it has written by entering into a closing purchase transaction in which it purchases an option of the same series as the option written.

Futures Contracts and Related Options.   Each Portfolio (except the AST Neuberger Berman Mid-Cap Growth Portfolio) may enter into financial futures contracts and related options. The seller of a futures contract agrees to sell the securities or currency called for in the contract and the buyer agrees to buy the securities or currency at a specified price at a specified future time. Financial futures contracts may relate to securities indices, interest rates or foreign currencies. Futures contracts are usually settled through net cash payments rather than through actual delivery of the securities underlying the contract. For instance, in a stock index futures contract, the two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value when the contract expires and the price specified in the contract. A Portfolio may use futures contracts to hedge against movements in securities prices, interest rates or currency exchange rates, or as an efficient way to gain exposure to these markets.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract at the exercise price at any time during the life of the option. The writer of the option is required upon exercise to assume the opposite position.

Under regulations of the Commodity Futures Trading Commission (“CFTC”), no Portfolio will:

(i)    purchase or sell futures or options on futures contracts or stock indices for purposes other than bona fide hedging transactions (as defined by the CFTC) if as a result the sum of the initial margin deposits and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions would exceed 5% of the fair market value of each Portfolio’s net assets; and

(ii)   enter into any futures contracts if the aggregate amount of that Portfolio’s commitments under outstanding futures contracts positions would exceed the market value of its total assets.

Risks of Options and Futures Contracts.   Options and futures contracts can be highly volatile and their use can reduce a Portfolio’s performance. Successful use of these strategies requires the ability to predict future movements in securities prices, interest rates, currency exchange rates, and other economic factors. If a Sub-advisor seeks to protect a Portfolio against potential adverse movements in the relevant financial markets using these instruments, and such markets do not move in the predicted direction, the Portfolio could be left in a less favorable position than if such strategies had not been used. A Portfolio’s potential losses from the use of futures extends beyond its initial investment in such contracts.

Among the other risks inherent in the use of options and futures are (a) the risk of imperfect correlation between the price of options and futures and the prices of the securities or currencies to which they relate, (b) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and (c) the possible need to defer closing out certain positions to avoid adverse tax consequences. With respect to options on stock indices and stock index futures, the risk of imperfect correlation increases the more the holdings of the Portfolio differ from the composition of the relevant index. These instruments may not have a liquid secondary market. Option positions established in the over-the-counter market may be particularly illiquid and may also involve the risk that the other party to the transaction fails to meet its obligations.

FOREIGN SECURITIES:

Investments in securities of foreign issuers may involve risks that are not present with domestic investments. While investments in foreign securities can reduce risk by providing further diversification, such investments involve “sovereign risks” in addition to the credit and market risks to which securities generally are subject. Sovereign risks includes local political or economic developments, potential nationalization, withholding taxes on dividend or interest payments, and currency blockage (which would prevent cash from being brought back to the United States). Compared to United States issuers, there is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers are not generally subject to uniform accounting and auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic issuers. In some countries, there may also be the possibility of expropriation or confiscatory taxation, difficulty in enforcing contractual and other obligations, political or social instability or revolution, or diplomatic developments that could affect investments in those countries.

Securities of some foreign issuers are less liquid and their prices are more volatile than securities of comparable domestic issuers. Further, it may be more difficult for the Trust’s agents to keep currently informed about corporate actions and decisions that may affect the price of portfolio securities. Brokerage commissions on foreign securities exchanges, which may be fixed, may be higher than in the United States. Settlement of transactions in some foreign markets may be less frequent or less reliable than in the United States, which could affect the liquidity of investments. For example, securities that are traded in foreign markets may trade on days (such as Saturday or Holidays) when a Portfolio does not compute its price or accept purchase or redemption orders. As a result, a shareholder may not be able to act on developments taking place in foreign countries as they occur.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and International Depositary Receipts (“IDRs”).   ADRs are U.S. dollar-denominated receipts generally issued by a domestic bank evidencing its ownership of a security of a foreign issuer. ADRs generally are publicly traded in the United States. ADRs are subject to many of the same risks as direct investments in foreign securities, although ownership of ADRs may reduce or eliminate certain risks associated with holding assets in foreign countries, such as the risk of expropriation. EDRs, GDRs and IDRs are receipts similar to ADRs that typically trade in countries other than the United States.

Depositary receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer makes arrangements to have its securities traded as depositary receipts. In unsponsored programs, the issuer may not be directly involved in the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities.

Developing Countries.   Although none of the Portfolios invest primarily in securities of issuers in developing countries, many of the Funds may invest in these securities to some degree. Many of the risks described above with respect to investing in foreign issuers are accentuated when the issuers are located in developing countries. Developing countries may be politically and/or economically unstable, and the securities markets in those countries may be less liquid or subject to inadequate government regulation and supervision. Developing countries have often experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, causing the value of investments in companies located in these countries to decline. Securities of issuers in developing countries may be more volatile and, in the case of debt securities, more uncertain as to payment of interest and principal. Investments in developing countries may include securities created through the Brady Plan, under which certain heavily-indebted countries have restructured their bank debt into bonds.

Currency Fluctuations.   Investments in foreign securities may be denominated in foreign currencies. The value of a Portfolio’s investments denominated in foreign currencies may be affected, favorably or unfavorably, by exchange rates and exchange control regulations. A Portfolio’s share price may, therefore, also be affected by changes in currency exchange rates. Foreign currency exchange rates generally are determined by the forces of supply and demand in foreign exchange markets, including perceptions of the relative merits of investment in different countries, actual or perceived changes in interest rates or other complex factors. Currency exchange rates also can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. In addition, a Portfolio may incur costs in connection with conversions between various currencies.

Foreign Currency Transactions.   A Portfolio that invests in securities denominated in foreign currencies will need to engage in foreign currency exchange transactions. Such transactions may occur on a “spot” basis at the exchange rate prevailing at the time of the transaction. Alternatively, a Portfolio may enter into forward foreign currency exchange contracts. A forward contract involves an obligation to purchase or sell a specified currency at a specified future date at a price set at the time of the contract. A Portfolio may enter into a forward contract to increase exposure to a foreign currency when it wishes to “lock in” the U.S. dollar price of a security it expects to or is obligated to purchase or sell in the future. This practice may be referred to as “transaction hedging.” In addition, when a Portfolio’s Sub-advisor believes that the currency of a particular country may suffer or enjoy a significant movement compared to another currency, the Portfolio may enter into a forward contract to sell or buy the first foreign currency (or a currency that acts as a proxy for such currency). This practice may be referred to as “portfolio hedging.” In any event, the precise matching of the forward contract amounts and the value of the securities involved generally will not be possible. No Portfolio will enter into a forward contract if it would be obligated to sell an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in or exposed to that currency, or will sell an amount of proxy currency in excess of the value of securities denominated in or exposed to the related currency unless open positions in forwards used for non-hedging purposes are covered by the segregation on the Portfolios’ records of assets determined to be liquid and marked to market daily. The effect of entering into a forward contract on a Portfolio’s share price will be similar to selling securities denominated in one currency and purchasing securities denominated in another. Although a forward contract may reduce a Portfolio’s losses on securities denominated in foreign currency, it may also reduce the potential for gain on the securities if the currency’s value moves in a direction not anticipated by the Sub-advisor. In addition, foreign currency hedging may entail significant transaction costs.

COMMON AND PREFERRED STOCKS:

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. (Some of the Sub-advisors consider preferred stocks to be equity securities for purposes of the various Portfolios’ investment policies and restrictions, while others consider them fixed income securities.) After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

FIXED INCOME SECURITIES:

Most of the Portfolios, including the Portfolios that invest primarily in equity securities, may invest to some degree in bonds, notes, debentures and other obligations of corporations and governments. Fixed-income securities are generally subject to two kinds of risk: credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest and principal payments as they come due. The ratings given a security by Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”), which are described in detail in the Appendix to the Trust’s SAI, provide a generally useful guide as to such credit risk. The lower the rating, the greater the credit risk the rating service perceives to exist with respect to the security. Increasing the amount of Portfolio assets invested in lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Market risk relates to the fact that the prices of fixed income securities generally will be affected by changes in the level of interest rates in the markets generally. An increase in interest rates will tend to reduce the prices of such securities, while a decline in interest rates will tend to increase their prices. In general, the longer the maturity or duration of a fixed income security, the more its value will fluctuate with changes in interest rates.

Lower-Rated Fixed Income Securities.   Lower-rated high-yield bonds (commonly known as “junk bonds”) are those that are rated lower than the four highest categories by a nationally recognized statistical rating organization (for example, lower than Baa by Moody’s or BBB by S&P), or, if not rated, are of equivalent investment quality as determined by the Sub-advisor. Lower-rated bonds are generally considered to be high risk investments as they are subject to greater credit risk than higher-rated bonds. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated high-yield bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. Because the risk of default is higher in lower-rated bonds, a Sub-advisor’s research and analysis tend to be very important ingredients in the selection of these bonds. In addition, the exercise by an issuer of redemption or call provisions that are common in lower-rated bonds may result in their replacement by lower yielding bonds.

Bonds rated in the four highest ratings categories are frequently referred to as “investment grade.” However, bonds rated in the fourth category (Baa or BBB) are considered medium grade and may have speculative characteristics.

MORTGAGE-BACKED SECURITIES:

Mortgage-backed securities are securities representing interests in “pools” of mortgage loans on residential or commercial real property and that generally provide for monthly payments of both interest and principal, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans (net of fees paid to the issuer or guarantor of the securities). Mortgage-backed securities are frequently issued by U.S. Government agencies or Government-sponsored enterprises, and payments of interest and principal on these securities (but not their market prices) may be guaranteed by the full faith and credit of the U.S. Government or by the agency only, or may be supported by the issuer’s ability to borrow from the U.S. Treasury. Mortgage-backed securities created by non-governmental issuers may be supported by various forms of insurance or guarantees.

Like other fixed-income securities, the value of a mortgage-backed security will generally decline when interest rates rise. However, when interest rates are declining, their value may not increase as much as other fixed-income securities, because early repayments of principal on the underlying mortgages (arising, for example, from sale of the underlying property, refinancing, or foreclosure) may serve to reduce the remaining life of the security. If a security has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments on some mortgage-backed securities may necessitate that a Portfolio find other investments, which, because of intervening market changes, will often offer a lower rate of return. In addition, the mortgage securities market may be particularly affected by changes in governmental regulation or tax policies.

Collateralized Mortgage Obligations (CMOs).   CMOs are a type of mortgage pass-through security that are typically issued in multiple series with each series having a different maturity. Principal and interest payments from the underlying collateral are first used to pay the principal on the series with the shortest maturity; in turn, the remaining series are paid in order of their maturities. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to greater or lesser risk than other types of mortgage-backed securities.

Stripped Mortgage-Backed Securities.   Stripped mortgage-backed securities are mortgage pass-through securities that have been divided into interest and principal components. “IOs” (interest only securities) receive the interest payments on the underlying mortgages while “POs” (principal only securities) receive the principal payments. The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated prepayments, an investor in an IO class of a stripped mortgage-backed security may fail to recoup fully its initial investment, even if the IO class is highly rated or is derived from a security guaranteed by the U.S. Government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security. Unlike other fixed-income and other mortgage-backed securities, the value of IOs tends to move in the same direction as interest rates.

ASSET-BACKED SECURITIES:

Asset-backed securities conceptually are similar to mortgage pass-through securities, but they are secured by and payable from payments on assets such as credit card, automobile or trade loans, rather than mortgages. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support or enhancement provided. In addition, asset-backed securities involve prepayment risks that are similar in nature to those of mortgage pass-through securities.

CONVERTIBLE SECURITIES AND WARRANTS:

Certain of the Portfolios may invest in convertible securities. Convertible securities are bonds, notes, debentures and preferred stocks that may be converted into or exchanged for shares of common stock. Many convertible securities are rated below investment grade because they fall below ordinary debt securities in order of preference or priority on the issuer’s balance sheet. Convertible securities generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Frequently, convertible securities are callable by the issuer, meaning that the issuer may force conversion before the holder would otherwise choose.

Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date.

WHEN-ISSUED, DELAYED-DELIVERY AND FORWARD COMMITMENT TRANSACTIONS:

The Portfolios (other than the AST DeAM Small-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio and the AST Cohen & Steers Realty Portfolio), may purchase securities on a when-issued, delayed-delivery or forward commitment basis. These transactions generally involve the purchase of a security with payment and delivery due at some time in the future. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price and yield. While the Portfolios will generally engage in such when-issued, delayed-delivery and forward commitment transactions with the intent of actually acquiring the securities, a Portfolio may sometimes sell such a security prior to the settlement date.

Certain Portfolios may also sell securities on a delayed-delivery or forward commitment basis. If the Portfolio does so, it will not participate in future gains or losses on the security. If the other party to such a transaction fails to pay for the securities, the Portfolio could suffer a loss.

ILLIQUID AND RESTRICTED SECURITIES:

Subject to guidelines adopted by the Trustees of the Trust, each Portfolio may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the investment. Therefore, a Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its Sub-advisor and may incur expenses that would not be incurred in the sale of securities that were freely marketable.

Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, and well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Portfolio’s Sub-advisor under the guidelines adopted by the Trustees of the Trust. However, the liquidity of a Portfolio’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

REPURCHASE AGREEMENTS:

Each Portfolio may enter into repurchase agreements. Repurchase agreements are agreements by which a Portfolio purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Repurchase agreements must be fully collateralized and can be entered into only with well-established banks and broker-dealers that have been deemed creditworthy by the Sub-advisor. Repurchase transactions are intended to be short-term transactions, usually with the seller repurchasing the securities within seven days. Repurchase agreements that mature in more than seven days are subject to a Portfolio’s limit on illiquid securities.

A Portfolio that enters into a repurchase agreement may lose money in the event that the other party defaults on its obligation and the Portfolio is delayed or prevented from disposing of the collateral. A Portfolio also might incur a loss if the value of the collateral declines, and it might incur costs in selling the collateral or asserting its legal rights under the agreement. If a defaulting seller filed for bankruptcy or became insolvent, disposition of collateral might be delayed pending court action.

The AST Neuberger Berman Mid-Cap Growth Portfolio will not invest more than 25% of its net assets in repurchase agreements.

REVERSE REPURCHASE AGREEMENTS:

Certain Portfolios (specifically, the AST JPMorgan International Equity Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Marsico Capital Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, and the AST PIMCO Limited Maturity Bond Portfolio) may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument and agrees to repurchase it at an agreed upon date and price, which reflects an effective interest rate. It may also be viewed as a borrowing of money by the Portfolio and, like borrowing money, may increase fluctuations in a Portfolio’s share price. When entering into a reverse repurchase agreement, a Portfolio must set aside on its books cash or other liquid assets in an amount sufficient to meet its repurchase obligation.

BORROWING:

Each Portfolio may borrow money from banks or broker/dealers. Each Portfolio’s borrowings are limited so that immediately after such borrowing the value of the Portfolio’s assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Portfolio, for any reason, have borrowings that do not meet the above test, such Portfolio must reduce such borrowings so as to meet the necessary test within three business days. Certain Portfolios (the AST JPMorgan International Equity Portfolio, the AST Small-Cap Value Portfolio, the AST Neuberger Berman Mid-Cap Growth Portfolio, the AST Gabelli All-Cap Value Portfolio, the AST T. Rowe Price Natural Resources Portfolio, and the AST Global Allocation Portfolio) will not purchase securities when outstanding borrowings are greater than 5% of the Portfolio’s total assets. If a Portfolio borrows money, its share price may fluctuate more widely until the borrowing is repaid.

LENDING PORTFOLIO SECURITIES:

Each Portfolio may lend securities with a value of up to 33 1/3% of its total assets to broker-dealers, institutional investors, or others (collectively, a “Borrower”) for the purpose of realizing additional income. Voting rights on loaned securities typically pass to the borrower, although a Portfolio has the right to terminate a securities loan, usually within three business days, in order to vote on significant matters or for other reasons. All securities loans will be collateralized by cash or securities issued or guaranteed by the U.S. Government or its agencies at least equal in value to the market value of the loaned securities. Any cash collateral received by a Portfolio in connection with such loans normally will be invested in short-term instruments, which may not be immediately liquid under certain circumstances. Any losses resulting from the investment of cash collateral would be borne by the lending Portfolio. The Portfolio could also suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of a Borrower’s default. These events could trigger adverse tax consequences to a Portfolio. Lending securities involves certain other risks, including the risk that the Portfolio will be delayed or prevented from recovering the collateral if the borrower fails to timely return a loaned security and the risk that an increase in interest rates may result in unprofitable securities loans made to Borrowers.

OTHER INVESTMENT COMPANIES:

Investments of Uninvested Cash.   The Trust has made arrangements with certain unaffiliated money market mutual funds so that the Sub-advisors for the various Portfolios can “sweep” excess cash balances of the Portfolios to those funds for temporary investment purposes. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in such unaffiliated money market mutual funds is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of a Portfolio’s total assets with respect to any one investment company; and (c) 10% of a Portfolio’s total assets in the aggregate. Certain Sub-advisors may invest Portfolio assets in money market funds that they advise or in other investment companies after obtaining appropriate exemptive relief from certain provisions of the Act. Pursuant to an exemptive order issued by the Commission, the Sub-advisors can also “sweep” excess cash balances of the Portfolios to one or more affiliated money market mutual funds or short-term bond funds for temporary investment purposes, so long as no more than 25% of a Portfolio’s total assets are invested in shares of an affiliated money market mutual fund or short-term bond fund.

Investments in Other Investment Companies.   Investments by the Portfolios in other investment companies will result in an additional layer of fees for Portfolio shareholders. The additional layer of fees is charged to the Portfolios in their capacity as a shareholder in the other investment company. Under the Investment Company Act of 1940, as amended, a Portfolio’s investment in other investment companies is limited to (a) 3% of the total voting stock of any one investment company; (b) 5% of the Portfolio’s total assets with respect to any one investment company; and (c) 10% of the Portfolio’s total assets in the aggregate.

EXCHANGE-TRADED FUNDS (ETFs):

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. Consistent with their respective investment objectives and when otherwise permissible, the various portfolios could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees which increase their costs.

SHORT SALES “AGAINST THE BOX”:

The AST JPMorgan International Equity Portfolio, the AST Goldman Sachs Mid-Cap Growth Portfolio, the AST DeAM Large-Cap Value Portfolio, the AST Global Allocation Portfolio, the AST PIMCO Limited Maturity Bond Portfolio and the AST Federated Aggressive Growth Portfolio make short sales “against the box.” A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

INITIAL PUBLIC OFFERINGS:

Certain Portfolios may participate in the initial public offering (“IPO”) market, and a portion of a Portfolio’s returns may be attributable to Portfolio investments in IPOs. There is no guarantee that as a Portfolio’s assets grow it will be able to experience significant improvement in performance by investing in IPOs. A Portfolio’s purchase of shares issued as part of, or a short period after, companies’ IPOs, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

DISCLOSURE OF PORTFOLIO HOLDINGS:

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the Trust’s Statement of Additional Information and on the Trust’s website at www.americanskandia.prudential.com. The Trust will provide a full list of each Portfolio’s portfolio holdings as of the end of the fiscal quarter on its website within 60 days after the end of its fiscal quarter. In addition, the Trust may release each Portfolio’s top ten holdings, sector and country breakdowns, and largest industries on a monthly basis. Such information will be posted to the Trust’s website no earlier than 15 days after the end of each month. These postings can be located at www.americanskandia.prudential.com

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST JPMorgan	12/31/04	$15.81	$ 0.22	$ 2.46	$ 2.68	$ (0.18)	$ —	$ (0.18)
International Equity	12/31/03	12.22	0.14	3.56	3.70	(0.11)	—	(0.11)
	12/31/02	15.07	0.10	(2.87)	(2.77)	(0.08)	—	(0.08)
	12/31/01	22.03	0.08	(4.75)	(4.67)	(0.03)	(2.26)	(2.29)
	12/31/00	34.23	0.22	(8.09)	(7.87)	(0.07)	(4.26)	(4.33)
AST MFS	12/31/04	$10.25	$ 0.04	$ 1.84	$ 1.88	$ (0.02)	$ —	$(0.02)
Global Equity	12/31/03	8.08	0.02	2.17	2.19	(0.02)	—	(0.02)
	12/31/02	9.21	0.02	(1.15)	(1.13)	—	—	—
	12/31/01	10.23	—	(1.02)	(1.02)	—	—	—
	12/31/00	11.03	0.01	(0.79)	(0.78)	(0.01)	(0.01)	(0.02)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$18.31	17.11%	$ 379,560	91%	1.13%	1.13%	1.34%
15.81	30.60%	339,039	50%	1.14%	1.14%	1.02%
12.22	(18.42%)	316,192	50%	1.21%	1.21%	0.84%
15.07	(22.75%)	444,271	162%	1.09%	1.14%	0.45%
22.03	(26.53%)	637,131	86%	1.16%	1.16%	0.63%
$12.11	18.39%	$ 166,319	48%	1.35%	1.35%	0.41%
10.25	27.14%	102,938	54%	1.40%	1.40%	0.32%
8.08	(12.26%)	60,167	74%	1.41%	1.41%	0.25%
9.21	(9.97%)	55,882	89%	1.50%	1.40%	0.02%
10.23	(7.19%)	29,514	100%	1.56%	1.87%	0.08%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				Increase (Decrease) from Investment Operations			Less Distributions
			Net Asset	Net	Net
			Value	Investment	Realized &	Total from	From Net	From Net
	Period		Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended		of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST DeAM	12/31/04		$ 7.63	$ (0.06)	$ 0.78	$ 0.72	$ —	$ —	$ —
Small-Cap Growth	12/31/03		5.17	(0.01)	2.47	2.46	—	—	—
	12/31/02		7.03	(0.01)	(1.85)	(1.86)	—	—	—
	12/31/01		11.72	(0.05)	(2.95)	(3.00)	—	(1.69)	(1.69)
	12/31/00		15.59	(0.08)	(2.90)	(2.98)	—	(0.89)	(0.89)
AST Federated	12/31/04		$ 8.61	$ (0.07)	$ 2.03	$ 1.96	$ —	$ (0.16)	$ (0.16)
Aggressive Growth	12/31/03		5.09	(0.05)	3.57	3.52	—	—	—
	12/31/02		7.22	(0.04)	(2.05)	(2.09)	—	(0.04)	(0.04)
	12/31/01		9.10	(0.03)	(1.85)	(1.88)	— †	—	— †
	12/31/00	(4)	10.00	0.01	(0.91)	(0.90)	—	—	—
AST	12/31/04		$ 15.70	$ 0.02	$ 2.56	$ 2.58	$ —	$ —	$ — †
Small-Cap Value	12/31/03		11.59	0.01	4.13	4.14	(0.03)	—	(0.03)
	12/31/02		13.07	0.03	(1.23)	(1.20)	(0.06)	(0.22)	(0.28)
	12/31/01		13.02	0.04	0.84	0.88	(0.07)	(0.76)	(0.83)
	12/31/00		11.39	0.10	2.23	2.33	(0.07)	(0.63)	(0.70)
AST DeAM	12/31/04		$ 11.10	$ 0.03	$ 2.31	$ 2.34	$ (0.02)	$ (0.57)	$ (0.59)
Small-Cap Value	12/31/03		7.75	0.03	3.33	3.36	(0.01)	—	(0.01)
	12/31/02	(6)	10.00	0.02	(2.27)	(2.25)	—	—	—
AST Goldman Sachs	12/31/04		$ 3.79	$ (0.02)	$ 0.64	$ 0.62	$ —	$ —	$ —
Mid-Cap Growth	12/31/03		2.88	(0.01)	0.92	0.91	—	—	—
	12/31/02		3.97	(0.02)	(1.07)	(1.09)	—	—	—
	12/31/01		6.64	(0.03)	(2.64)	(2.67)	— †	—	— †
	12/31/00	(3)	10.00	0.01	(3.37)	(3.36)	—	—	—

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets(1)
$ 8.35	9.44%	$ 340,809	145%	1.02%	1.17%	(0.66%)
7.63	47.58%	403,430	185%	1.02%	1.17%	(0.19%)
5.17	(26.46%)	293,297	132%	1.00%	1.15%	(0.12%)
7.03	(28.43%)	537,324	196%	1.16%	1.17%	(0.64%)
11.72	(20.95%)	791,839	136%	1.11%	1.13%	(0.67%)
$ 10.41	23.07%	$ 347,733	81%	1.19%	1.19%	(0.88%)
8.61	69.16%	187,565	96%	1.22%	1.22%	(0.99%)
5.09	(29.19%)	39,072	250%	1.35%	1.38%	(1.02%)
7.22	(20.61%)	49,489	244%	1.35%	1.78%	(0.84%)
9.10	(9.00%)	1,938	49%	1.35%	7.22%	2.67%
$ 18.28	16.44%	$ 922,135	124%	1.08%	1.08%	0.15%
15.70	35.78%	774,416	26%	1.10%	1.10%	0.04%
11.59	(9.38%)	501,070	24%	1.10%	1.10%	0.20%
13.07	6.98%	538,479	59%	1.08%	1.08%	0.54%
13.02	21.86%	333,586	88%	1.12%	1.12%	0.87%
$ 12.85	22.11%	$ 111,819	215%	1.13%	1.28%	0.47%
11.10	43.46%	51,980	193%	1.15%	1.36%	0.62%
7.75	(22.50%)	13,419	122%	1.15%	1.48%	0.43%
$ 4.41	16.36%	$ 276,741	54%	1.20%	1.32%	(0.48%)
3.79	31.60%	160,549	59%	1.31%	1.41%	(0.54%)
2.88	(27.46%)	61,373	162%	1.31%	1.33%	(0.65%)
3.97	(40.17%)	71,039	203%	1.34%	1.34%	(0.63%)
6.64	(33.60%)	65,098	55%	1.28%	1.28%	0.18%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Neuberger Berman	12/31/04	$12.26	$ (0.09)	$ 2.06	$ 1.97	$ —	$ —	$ —
Mid-Cap Growth	12/31/03	9.39	(0.09)	2.96	2.87	—	—	—
	12/31/02	13.65	(0.13)	(4.13)	(4.26)	—	—	—
	12/31/01	21.63	(0.06)	(5.02)	(5.08)	—	(2.90)	(2.90)
	12/31/00	24.03	(0.04)	(1.74)	(1.78)	—	(0.62)	(0.62)
AST T. Rowe Price	12/31/04	$17.45	$ 0.10	$ 5.28	$ 5.38	$ (0.20)	$ —	$ (0.20)
Natural Resources	12/31/03	13.56	0.12	4.25	4.37	(0.20)	(0.28)	(0.48)
	12/31/02	15.12	0.07	(0.85)	(0.78)	(0.24)	(0.54)	(0.78)
	12/31/01	16.50	0.15	(0.04)	0.11	(0.20)	(1.29)	(1.49)
	12/31/00	13.16	0.17	3.31	3.48	(0.14)	—	(0.14)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 14.23	16.07%	$ 400,553	90%	1.15%	1.16%	(0.71%)
12.26	30.56%	360,010	150%	1.17%	1.17%	(0.83%)
9.39	(31.21%)	287,458	104%	1.16%	1.16%	(0.84%)
13.65	(25.79%)	518,580	117%	1.12	1.12%	(0.60%)
21.63	(8.07%)	719,405	121%	1.09%	1.09%	(0.55%)
$ 22.63	31.19%	$ 238,089	63%	1.17%	1.17%	0.49%
17.45	33.52%	170,860	43%	1.17%	1.17%	0.77%
13.56	(5.53%)	122,686	56%	1.16%	1.16%	0.54%
15.12	0.70%	135,550	36%	1.08%	1.11%	0.85%
16.50	26.79%	134,644	96%	1.14%	1.20%	1.13%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

				Increase (Decrease) from Investment Operations			Less Distributions
			Net Asset	Net	Net
			Value	Investment	Realized &	Total from	From Net	From Net
	Period		Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended		of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST MFS	12/31/04		$ 7.30	$ —	$ 0.78	$ 0.78	$ —	$ —	$ —
Growth	12/31/03		5.94	(0.01)	1.37	1.36	—	—	—
	12/31/02		8.27	(0.02)	(2.31)	(2.33)	—	—	—
	12/31/01		10.56	(0.01)	(2.28)	(2.29)	—	—	—
	12/31/00		11.30	0.01	(0.75)	(0.74)	—	—	—
AST Marsico	12/31/04		$ 15.44	$ — †	$ 2.42	$ 2.42	$ —	$ —	$ —
Capital Growth	12/31/03		11.72	(0.02)	3.74	3.72	—	—	—
	12/31/02		13.88	(0.04)	(2.12)	(2.16)	—	—	—
	12/31/01		18.10	(0.04)	(3.84)	(3.88)	—	(0.34)	(0.34)
	12/31/00		21.63	(0.01)	(3.00)	(3.01)	—	(0.52)	(0.52)
AST DeAM	12/31/04		$ 9.85	$ 0.11	$ 1.67	$ 1.78	$ (0.09)	$ —	$ (0.09)
Large-Cap Value	12/31/03		7.85	0.09	1.98	2.07	(0.07)	—	(0.07)
	12/31/02		9.30	0.06	(1.48)	(1.42)	(0.03)	—	(0.03)
	12/31/01		9.85	0.01	(0.55)	(0.54)	(0.01)	—	(0.01)
	12/31/00	(4)	10.00	0.03	(0.18)	(0.15)	—	—	—

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$ 8.08	10.69%	$ 534,924	201%	1.08%	1.11%	0.01%
7.30	22.90%	593,307	262%	1.25%	1.25%	(0.20%)
5.94	(28.17%)	526,085	198%	1.18%	1.18%	(0.28%)
8.27	(21.68%)	974,397	210%	1.11%	1.11%	(0.12%)
10.56	(6.53%)	82,051	243%	1.24%	1.24%	0.08%
$ 17.86	15.67%	$ 2,295,020	72%	1.05%	1.07%	(0.01%)
15.44	31.74%	1,710,581	82%	1.10%	1.11%	(0.21%)
11.72	(15.56%)	1,081,101	109%	1.09%	1.10%	(0.29%)
13.88	(21.71%)	1,252,427	111%	1.06%	1.08%	(0.25%)
18.10	(14.25%)	1,770,849	118%	1.04%	1.06%	(0.09%)
$ 11.54	18.17%	$ 191,865	189%	0.99%	1.11%	1.24%
9.85	26.59%	133,821	161%	0.99%	1.09%	1.13%
7.85	(15.30%)	109,994	202%	1.07%	1.15%	0.96%
9.30	(5.53%)	45,357	134%	1.35%	1.35%	0.51%
9.85	(1.50%)	6,351	1%	1.35%	2.41%	3.39%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST Cohen & Steers Realty	12/31/04	$12.91	$0.41	$4.36	$4.77	$(0.32)	$(0.19)	$(0.51)
	12/31/03	10.05	0.49	3.02	3.51	(0.41)	(0.24)	(0.65)
	12/31/02	10.11	0.49	(0.22)	0.27	(0.33)	—	(0.33)
	12/31/01	10.18	0.50	(0.23)	0.27	(0.34)	—	(0.34)
	12/31/00	8.36	0.32	1.78	2.10	(0.28)	—	(0.28)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$17.17	37.95%	$423,480	32%	1.12%	1.23%	3.49%
12.91	37.43%	289,502	34%	1.24%	1.24%	5.43%
10.05	2.65%	177,520	60%	1.26%	1.26%	5.11%
10.11	2.85%	139,631	59%	1.21%	1.21%	5.01%
10.18	26.19%	132,486	59%	1.28%	1.28%	5.21%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST	12/31/04	$11.07	$0.28	$0.94	$1.22	$(0.13)	$—	$(0.13)
Global Allocation	12/31/03	9.38	0.12	1.69	1.81	(0.12)	—	(0.12)
	12/31/02	11.46	0.11	(1.84)	(1.73)	(0.35)	—	(0.35)
	12/31/01	13.30	0.34	(1.87)	(1.53)	(0.31)	—	(0.31)
	12/31/00	15.24	0.34	(0.89)	(0.55)	(0.32)	(1.07)	(1.39)
AST T. Rowe Price	12/31/04	$12.10	$0.17	$0.81	$0.98	$(0.72)	$(0.20)	$(0.92)
Global Bond	12/31/03	11.10	0.27	1.12	1.39	(0.37)	(0.02)	(0.39)
	12/31/02	9.65	0.05	1.40	1.45	—	—	—
	12/31/01	9.40	0.56	(0.31)	0.25	—	—	—
	12/31/00	9.60	0.48	(0.53)	(0.05)	(0.15)	—	(0.15)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$12.16	11.09%	$231,727	93%	0.14%	0.14%	2.12%
11.07	19.53%	264,808	18%	0.14%	0.14%	1.08%
9.38	(15.43%)	284,362	160%	0.47%	0.47%	0.91%
11.46	(11.73%)	481,159	77%	0.89%	0.95%	2.68%
13.30	(4.36%)	622,641	60%	0.95%	0.95%	2.70%
$12.16	8.64%	$362,017	111%	1.07%	1.07%	2.58%
12.10	12.86%	229,630	196%	1.06%	1.06%	2.57%
11.10	15.03%	209,594	323%	1.06%	1.06%	3.13%
9.65	2.66%	108,014	187%	0.87%	1.08%	4.83%
9.40	(0.45%)	122,200	171%	1.12%	1.12%	4.35%

AMERICAN SKANDIA TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

			Increase (Decrease) from Investment Operations			Less Distributions
		Net Asset	Net	Net
		Value	Investment	Realized &	Total from	From Net	From Net
	Period	Beginning	Income	Unrealized	Investment	Investment	Realized	Total
Portfolio	Ended	of Period	(Loss)	Gain (Loss)	Operations	Income	Gains	Distributions
AST PIMCO Limited	12/31/04	$11.37	$0.17	$0.06	$0.23	$(0.35)	$(0.13)	$(0.48)
Maturity Bond	12/31/03	11.36	0.22	0.14	0.36	(0.22)	(0.13)	(0.35)
	12/31/02	11.30	0.24	0.43	0.67	(0.47)	(0.14)	(0.61)
	12/31/01	11.07	0.50	0.36	0.86	(0.63)	—	(0.63)
	12/31/00	10.84	0.68	0.17	0.85	(0.62)	—	(0.62)

(1)                 Annualized for periods less than one year.

(2)                 Commenced operations on January 3, 2000.

(3)                 Commenced operations on May 1, 2000.

(4)                 Commenced operations on October 23, 2000.

(5)                 Commenced operations on May 1, 2001.

(6)                 Commenced operations on May 1, 2002.

*                    Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan, as described in Note 3 to the Financial Statements.

**             These annual total returns do not consider the effect of sales load or insurance contract charges.

†                     Amount represents less than $.005 per share.

See Notes to Financial Statements.

	Supplemental Data			Ratios of Expenses to Average Net Assets(1)*
Net Asset				After Advisory	Before Advisory	Ratio of Net
Value		Net Assets at	Portfolio	Fee Waiver	Fee Waiver	Investment Income
End	Total	End of Period	Turnover	and Expense	and Expense	(Loss) to Average
of Period	Return**	(in 000's)	Rate	Reimbursement	Reimbursement	Net Assets
$11.12	2.07%	$1,232,820	103%	0.79%	0.82%	1.65%
11.37	3.28%	1,005,924	208%	0.82%	0.82%	1.74%
11.36	6.21%	1,058,843	271%	0.83%	0.83%	2.87%
11.30	7.97%	611,197	445%	0.83%	0.83%	5.10%
11.07	8.43%	417,842	171%	0.87%	0.87%	6.14%

NOTES

Mailing Address
American Skandia Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
American Skandia Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
Cohen & Steers Capital Management, Inc.
Deutsche Asset Management, Inc.
Federated Equity Management Company
Goldman Sachs Asset Management, L.P.
Integrity Asset Management
J.P. Morgan Investment Management, Inc.
Marsico Capital Management, LLC
Massachusetts Financial Services Company
Neuberger Berman Management Inc.
Pacific Investment Management Company LLC
T. Rowe Price Associates, Inc.
T. Rowe Price International, Inc.
Custodians
PFPC Trust Company	JP Morgan Chase Bank
400 Bellevue Parkway	4 MetroTech Center
Wilmington, DE 19809	Brooklyn, NY 11245
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Independent Registered Public Accounting Firm
KPMG LLP
757 Third Avenue
New York, NY 10017
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to the American Skandia Trust at One Corporate Drive, Shelton, Connecticut 06484.

Additional information about the Portfolios is included in a Statement of Additional Information, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during its last fiscal year. The Statement of Additional Information and additional copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “American Skandia Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Securities and Exchange Commission (including the Statement of Additional Information) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186